                          HORACE MANN FAMILY OF FUNDS








                              [ART APPEARS HERE]









                        ANNUAL REPORT, DECEMBER 31, 1995

[LOGO]        MAP OUT YOUR FUTURE

You can never start making your future plans too soon. The earlier you begin building a retirement nest egg, the more time you'll have to set aside the income you'll need. By following a well-developed plan, your lifestyle can remain as it is today.

At Horace Mann, we offer a variety of retirement planning products designed to meet your needs now and in the future. Together, we can design a retirement strategy that will help you attain your financial goals.

HORACE MANN FAMILY OF FUNDS

  HORACE MANN GROWTH FUND, INC.
  HORACE MANN INCOME FUND, INC.
  HORACE MANN BALANCED FUND, INC.
  HORACE MANN SHORT--TERM INVESTMENT FUND, INC.





                               TABLE OF CONTENTS

                                                           Page
Letter from the Chairman of the Board and the President..     2

Letters from the Investment Adviser with
    Fund Performance Graphs..............................     4

Average Annual Total Return
    Horace Mann Family of Funds..........................    13

Audited Financial Statements.............................    16


DEAR SHAREHOLDER,

1995 was an exceptional year for investment in the U.S. stock and bond markets. We are pleased to report that the Horace Mann Funds participated in this rally. The exhibit below shows that the Growth Fund produced a return of 33.7%. This return, which was just below the return of the S&P 500 Stock Index, is consistent with the conservative nature of the management of the Fund. The Income Fund also posted a solid return of 14.9%. The Balanced Fund, which combines the investment disciplines of the Growth and Income Funds, produced a return of 27.1%, falling right between these two components.

12 month period ended 12/31/95

  GROWTH FUND..................  33.7%
  STOCK INDEX/1/...............  37.6%

  INCOME FUND..................  14.9%
  BOND INDEX/2/................  15.3%

  BALANCED FUND................  27.1%
  STOCK/BOND INDEX/3/..........  28.3%

  SHORT-TERM FUND..............   5.3%
  TREASURY BILL INDEX/4/.......   5.5%

Past performance does not assure future results.

The degree of successful performance of your Horace Mann Funds are consistently judged in relation to comparative market benchmarks. While the Funds' 1995 results fall short of the one-year performance of market benchmarks, longer-term performance remains in line with market indices. The total rate of return of each Horace Mann Fund relative to its period ended December 31, 1995, is discussed in the Letters from the Investment Advisers, pages 4 - 11, and shown along with annualized long-term performance in the Table found on page 13.


REVIEWING THE YEAR

1995 was a refreshing change compared to 1994. While 1994 was not the worst year in the stock market, it was a year when several changes in direction made it particularly difficult to consistently stay ahead in the market. Happily, this trend did not continue into 1995. Investors seemed to have made up their minds in 1995 that the economic growth was indeed back and that inflation was under control. The Federal Reserve was quite active in trying to manage economic activity through interest rate changes in 1994 and 1995. Fortunately, investors seem to believe that the Fed's management of the economy is working. Specifically, interest rates fell, which fueled both positive corporate activity, leading to stock market gains, and increased returns on bond investments. Jack Ryan, portfolio manager for the Funds' stock investments, and John Keogh, portfolio manager for the Funds' bond investments, describe these activities in their letters that follow.


MARKET AND POLITICAL ISSUES

One single factor that exerted a dominant influence on how both the stock and bond markets acted in 1995, was falling interest rates. As mentioned above, the Federal Reserve lowered rates during the year. In 1994, rates were raised in an effort to slow economic growth and to control inflation. This seemed to have worked. Later in 1995, the Fed was able to lower interest rates, which tends to increase economic activity through lower capital costs for corporations. This translates to better corporate earnings which results in increased stock prices. Individuals benefit too. For example, lower interest rates often lead more people to purchase homes, which is beneficial to them and a boost to home builders and other service providers in this area.



/1/Stock Index: S&P 500, Standard and Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks.

/2/Bond Index: Lehman Bros. Intermediate Government/Corporate Bond Index, an unmanaged index consisting of U.S. Treasury Bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities.

/3/Stock/Bond Index: Weighted 60% S&P 500 and 40% Lehman Bros. Intermediate Government/Corporate Bond Index, rebalanced monthly.

/4/Treasury Bill Index: An unmanaged index consisting of U.S. Treasury bills with 90--day maturities.

Lower rates also benefit the bond market. As a direct result of lower rates, the prices of bonds increased in 1995 so that returns exceeded the level earned through interest income alone. However, like the housing activity mentioned above, many mortgage borrowers decided to refinance their loans in 1995, which requires them to pay off their existing loans. These early repayments, known as "prepayments" in the investing world, have a negative impact on securities backed by these mortgages. Thus, these mortgage-backed securities underperformed the general bond market in 1995. The Funds' fixed income investments reflect conservative levels of these securities, so that performance was not significantly impacted by this prepayment activity.

1995 proved to be a pre-cursor to a likely politically charged 1996 campaign year. The markets were most cautious about the budget debate between the Clinton administration and the republican Congress. Late in the year, there was even some questioning of the Federal government's "creditworthiness." However, the relative stability of the stock and bond markets during this period is an indication that investors generally believe that the situation will be resolved without impacting the holders of treasury securities. The Funds' Investment Advisor employs experts in political and economic research, and shareholders can be assured that they are following the situation closely.


PERSPECTIVE

Even after such a good year in the markets, it is still important to remember that investment market returns should be viewed over longer time periods to help shareholders accumulate assets in excess of inflation. At the Horace Mann Family of Funds, we recognize your commitment to long-term investing to accumulate assets for your retirement, and we take a conservative approach to managing your money. Although 1994 was a year of lower market returns, 1995 showed that the markets tend to bounce back from these tougher periods to produce excellent long term returns. The same basic tenants continue to apply to solid investing:

 . Save for your retirement.
 . Invest carefully in a conservative way.
 . Invest for the long term.

We appreciate your continuing confidence in the Horace Mann Family of Funds.


SINCERELY,

/S/ GEORGE ZOCK
GEORGE ZOCK
PRESIDENT
HORACE MANN FAMILY OF FUNDS

/S/ LARRY BECKER
LARRY BECKER
CHAIRMAN
HORACE MANN FAMILY OF FUNDS

LETTER FROM THE INVESTMENT ADVISER
HORACE MANN GROWTH FUND

PERFORMANCE

Strong corporate earnings and a favorable interest rate environment helped the U.S. stock market and the Horace Mann Growth Fund post robust returns for the twelve months ended December 31, 1995. The Growth Fund provided a solid 1995 return to shareholders of 33.7%.

To put in perspective the relative strength of this year's U.S. stock market, the S&P 500 Stock Index return of 37.6% for 1995 was its best year since the 43.4% return of 1958. The historical average for the S&P 500 Stock Index is roughly 12% measured over the period 1970-1995. 1958 was also a year marked by large cash flows into stocks, low inflation, and declining short-term rates much like 1995. For the stock market, it seemed to be a case of everything that
needed to go right did.   The Federal Reserve seems to have managed to engineer
a "soft landing" in which overall economic growth slowed, but corporate earnings continued to increase, albeit at a lower pace.


PORTFOLIO REVIEW

Over the year, we have reduced our weighting in the finance sector as these stocks soared in reaction to declining interest rates and hit the price targets we had set for them. While we have reduced our overall weighting in the banking sector this year, the portfolio continues to maintain a material weighting in this sector. Citicorp, BankAmerica Corp., and First Chicago NBD represent several banks that we believe will maintain positive earnings momentum heading into the new year. Despite the strong relative performance of banks throughout the year, their balance sheets and earnings power should allow robust dividend growth going forward. We have also selectively added several insurance company positions to the portfolio on the belief that the fundamental valuations in the insurance industry are strong and will continue to improve in the future.

We added to our energy position in the second half of the year, anticipating that a return to a more normal winter versus an unusually warm winter last year would reveal that natural gas markets are tightly balanced and that buyers are complacent about reliance on the spot market. The colder than average winter this year has already pushed natural gas prices up sharply, with near-term natural gas futures trading at their highest levels since they began trading in 1990.

We continue to be opportunistic in our purchases within out-of-favor industries. For example, although the portfolio remains underweighted in Health Care, we were able to sell US Healthcare at a good profit and reinvest the sales proceeds in Value Health, another well-managed health care provider, under a temporary cloud.

The deterioration of the global grain markets due to adverse weather in South American grain belts has led to price appreciation in our fertilizer and farm equipment holdings. We believe that, given the rapid growth in many developing economies, the era of tame food and energy prices, which has lasted about 10 years, could be drawing to a close.

At current price levels, we are not adding to our positions in economically sensitive commodity stocks, but are changing the composition of our holdings in response to relative price moves in some of these securities. Paper stocks sold off sharply on negative short-term developments, but we believe that the industry's favorable long-term fundamentals remain in place. Accordingly, we have taken profits in some of our better performing aluminum holdings and have reinvested the proceeds in well-positioned paper companies.

The stock market rally continues, certain segments of the market are frothy, and stock market valuations are above historical norms on an earnings basis. Although the breadth of the rally has left few sectors of the market undervalued, we continue to find investment opportunities on the basis of company-specific considerations as opposed to broader themes.


ECONOMIC OUTLOOK

We believe that the U.S. economy is in the latter stages of a soft landing, and the probability of a major recession next year is low. In the absence of any external shocks that destroy business and consumer confidence, we believe that the economy should grow by 2.5% in 1996, that is, near its long-term sustainable growth rate.

Admittedly, economic signals are mixed. Recessionary concerns seem centered on relatively slow job creation and weakness in retail. Job growth has slowed as manufacturers and retailers, faced with lower than expected sales, are reducing inventories. We believe that this process of inventory correction, which started in the first half of 1995, is almost over, and in 1996, production and job creation should grow in line with underlying demand. Demand for housing already has picked up in response to lower interest rates, and the Federal Reserve is poised to cut interest rates more vigorously if a balanced budget deal is signed into law. A middle-income tax cut, likely to be enacted during the coming election year, would further enhance consumer confidence and spending power. As for the perceived weakness in retailing, we believe it represents the inevitable winnowing out of the weaker companies in an overcrowded industry.

While a resurgence in inflation has thus far been avoided, upward price pressures remain on the horizon, particularly in agricultural commodities and energy. For 1996, we expect consumer price inflation of 3%, versus slightly less than 3% in 1995. Given that long-term interest rates have declined nearly 2% in 1995, and bond market expectations are optimistic, long-term rates are likely near a bottom. Short-term rates, however, will likely move lower.

Corporate profits will continue to grow in 1996, but at a slower, probably single-digit pace. Companies continue to use the significant increases in cash flows being generated by improved profits to fund acquisitions and capital investments, stock repurchases, debt reduction, and, to a lesser extent, dividend increases. Productivity improvements from capital investments and corporate restructurings will continue to contribute significantly to profit growth.

The Fund's shareholders have benefited from the rising market in 1995 to achieve strong absolute performance for the year. We are obliged, however, to point out that 1995 was an exceptional year for the stock market and, as such, it is unlikely to be repeated. We will continue to manage the Growth Fund with the consistent strategy that we have employed in the past -- with an eye toward purchasing stocks that, in aggregate, have an above average yield, strong earnings prospects, and are priced at attractive valuations.

RESPECTFULLY,
WELLINGTON MANAGEMENT COMPANY

/s/ JOHN R. RYAN
JOHN R. RYAN
SENIOR VICE PRESIDENT
STOCK PORTFOLIO MANAGER
HORACE MANN GROWTH FUND, INC.

LETTER FROM THE INVESTMENT ADVISER
HORACE MANN INCOME FUND

PERFORMANCE

For the twelve months ended December 31, 1995, the Horace Mann Income Fund provided shareholders with a return of 14.9%, a considerable contrast to last year's return to shareholders of -2.2%. The Lehman Brothers Intermediate Government/Corporate Bond Index returned 15.3% during 1995.

After raising rates to combat inflation six times in 1994 and again in early February, the Federal Reserve lowered short-term interest rates in July and December by 0.25% each time. This reversed the 0.50% increase in early February. The easing move came in response to continued slow economic growth with a favorable inflation backdrop. This environment provided an ample cushion in real interest rates for the central bank to stimulate growth modestly.
Market psychology was also supported by progress made toward a budget resolution and long-term deficit reduction.

Throughout 1995 the maturity (or duration) of an investor's bonds was a primary contributor to performance. Yields on longer-term bonds declined more than yields on shorter-term securities, reflecting the fact that the markets anticipated additional easing by the Fed in the months ahead. Positions in corporate securities were beneficial to returns, as corporate bonds outperformed Treasury bonds. Broadly speaking, mortgage securities underperformed as lower rates increased mortgage prepayments and refinancing activity.

In recent months, the government has avoided defaulting on its debt as Congress and the Administration played "chicken" during budget negotiations. A default, while not ultimately a matter of creditworthiness, would have created significant problems for investors who had maturities and coupon payments due, for investors who used Treasuries as collateral for loans and repurchase agreements, and for investors with strict guidelines regarding the use of non-accruing securities. In the long run the budget impasse will get resolved, but in the short run the political posturing in Washington creates investor nervousness and to a lessor degree, market volatility.


PORTFOLIO REVIEW

The primary objective of the Horace Mann Income Fund remains to maximize current income consistent with prudent investment risk. A secondary objective is the preservation of capital. In investing the assets of the Fund, we emphasize high-quality intermediate bonds and apply intensive credit analysis and, in the case of mortgage securities, prepayment analysis.

Individual bonds are selected from an approved universe of issues and are purchased for their contribution to the Fund's total return. We avoid securities that we determine to be excessively risky, although other investors might be tempted by yields on these securities. Despite the fact that preservation of capital is secondary to the income objective, we take it very seriously.

In a declining interest rate environment such as 1995, the maturity and duration of the portfolio become the primary drivers of performance. In general, the longer the term-to-maturity of a bond, the better the performance as rates decline. We lengthened the maturity of the Fund during the year from 4.3 years to 5.0 years. The maturity of the Lehman Intermediate Government/Corporate Bond Index remained relatively steady, lengthening from 4.1 years to 4.3 years.

In terms of sector allocation, by the end of 1995, we had reduced the Fund's exposure to corporates and, to a lesser extent, asset-backed securities versus a year earlier and added to the Fund's government and mortgage commitment. Within the Treasury sector, we sold short-maturity Treasuries and added longer-maturity Treasuries in order to offset the decline in maturity caused by mortgage holdings which naturally shorten as interest rates decline.


ECONOMIC OUTLOOK

We expect that the Fed will continue to lower short-term interest rates over the next few months, but that the moves will be in small increments and will be infrequent. The central bank's actions will follow continued slow domestic growth and a continued decline in long-term inflation expectations. While the Fed works at the short end of the yield curve, we do not envision yield declines on bonds comparable to the 1995 experience which brought, for example, a 2.25% decline in the yield on the ten-year Treasury note.

As market prices have already anticipated additional Fed easing, this leads us to believe that maturity may not be the primary contributor to enhanced returns in upcoming quarters. The best opportunities to enhance returns will be through the incremental yield offered by mortgages, corporates, asset-backed securities, and other relevant sectors. Within the mortgage sector, we continue to favor discounted securities. Within the corporate sector, we are biased toward the high end of the quality spectrum. Therefore, we are likely to increase the Fund's exposure to these sectors of the market as we try to enhance shareholder returns in 1996. In short, sector allocation will play a more important role in 1996 as the Fund's ability to add incremental return vis a vis a bullish maturity stance becomes more difficult with short-term interest rates as low as they are today. As always, we will examine the variety of alternative structures in the marketplace, including mortgages and corporates, for selective opportunities to add yield in conjunction with prudent investment risk.

The greatest risk to our outlook is our optimistic inflation forecast. Recent commodity pricing pressures, notably metals, natural gas, and food, suggest that near-term inflation will actually be above trend and may give the markets reason to pause. Longer-term, we continue to believe inflation will be tame.

The Fund's shareholders have benefited from the rising market in 1995 to achieve strong absolute performance for the year. We are obliged, however, to point out that 1995 was an exceptional year for the bond market and, as such, it is unlikely to be repeated. We will continue to manage the Income Fund with the consistent strategy that we have employed in the past -- by maximizing current income consistent with prudent investment risk.


RESPECTFULLY,
WELLINGTON MANAGEMENT COMPANY


/s/ JOHN C. KEOGH
JOHN C. KEOGH
SENIOR VICE PRESIDENT,
BOND PORTFOLIO MANAGER
HORACE MANN INCOME FUND, INC.

                                [GRAPH SHOWING]
            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               THE HORACE MANN GROWTH FUND AND A STOCK INDEX /1/
                 [WITH THE FOLLOWING INFORMATION APPEARS HERE]
  -----------------------------------
       HORACE MANN GROWTH FUND
     AVERAGE ANNUAL TOTAL RETURN
  -----------------------------------
  1 year  5 year  Since Inception /2/
  -----------------------------------
  33.67%  17.20%       13.45%
  -----------------------------------

                   GROWTH FUND  STOCK INDEX
Quarter            (solid line) (broken line)
-------------------------------------------
31-Oct-89           $10,000.00   $10,000.00
29-Dec-89            10,432.94    10,448.90
30-Mar-90            10,206.62    10,135.17
29-Jun-90            10,543.34    10,773.71
28-Sep-90             9,345.49     9,292.68
28-Dec-90             9,831.25    10,125.28
28-Mar-91            11,082.62    11,595.15
28-Jun-91            11,502.96    11,568.65
30-Sep-91            11,763.45    12,187.71
31-Dec-91            12,461.55    13,209.30
31-Mar-92            12,266.33    12,876.06
30-Jun-92            12,858.49    13,121.10
30-Sep-92            13,001.65    13,534.29
31-Dec-92            13,656.03    14,216.13
31-Mar-93            14,805.12    14,837.10
30-Jun-93            15,246.55    14,907.71
30-Sep-93            15,835.11    15,292.16
31-Dec-93            16,351.28    15,647.50
31-Mar-94            15,972.36    15,054.74
30-Jun-94            16,326.57    15,117.81
30-Sep-94            17,051.46    15,857.24
31-Dec-94            16,293.79    15,855.07
31-Mar-95            17,623.90    17,395.88
30-Jun-95            19,046.37    19,057.19
30-Sep-95            20,228.69    20,572.23
31-Dec-95            21,780.18    21,810.68

Past performance is not predictive of future performance.

/1/ Stock Index: S&P 500, Standard and Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. The rate of return shown above for the unmanaged index has no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Growth Fund. Previous periods during which the Growth Fund received investment advice from CIGNA Investments, Inc., are not shown.

                                [GRAPH SHOWING]
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                THE HORACE MANN INCOME FUND AND A BOND INDEX /1/
                 [WITH THE FOLLOWING INFORMATION APPEARS HERE]

       HORACE MANN INCOME FUND
     AVERAGE ANNUAL TOTAL RETURN
  -----------------------------------
  1 year  5 year  Since Inception /2/
  -----------------------------------
  14.93%  8.40%         8.22%
  -----------------------------------

                   INCOME FUND   BOND INDEX
Quarter            (solid line) (broken line)
-------------------------------------------
31-Oct-89           $     0.00   $     0.00
29-Dec-89            10,109.78    10,123.27
30-Mar-90             9,970.62    10,108.82
29-Jun-90            10,306.25    10,433.01
28-Sep-90            10,412.67    10,615.77
28-Dec-90            10,846.53    11,051.51
28-Mar-91            11,097.70    11,330.07
28-Jun-91            11,363.83    11,531.50
30-Sep-91            11,913.84    12,087.77
31-Dec-91            12,500.07    12,667.89
31-Mar-92            12,393.64    12,552,43
30-Jun-92            12,858.04    13,049.48
30-Sep-92            13,409.51    13,625.07
31-Dec-92            13,368.89    13,576.36
31-Mar-93            13,886.26    14,114.64
30-Jun-93            14,144.95    14,419.14
30-Sep-93            14,445.03    14,743.76
31-Dec-93            14,481.59    14,768.41
31-Mar-94            14,148.93    14,468.60
30-Jun-94            14,049.14    14,381.71
30-Sep-94            14,160.02    14,499.40
31-Dec-94            14,161.13    14,483.22
31-Mar-95            14,632.38    15,117.59
30-Jun-95            15,433.51    15,873.47
30-Sep-95            15,716.26    16,135.38
31-Dec-95            16,275.88    16,698.45

Past performance is not predictive of future performance.

/1/ Bond Index: Lehman Bros. Intermediate Government/Corporate Bond Index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. The rate of return shown above for the unmanaged index has no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Income Fund. Previous periods during which the Income Fund received investment advice from CIGNA Investments, Inc., are not shown.

                                [GRAPH SHOWING]
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            THE HORACE MANN BALANCED FUND AND STOCK/BOND INDICES /1/
                 [WITH THE FOLLOWING INFORMATION APPEARS HERE]

  -----------------------------------
     HORACE MANN BALANCED FUND
    AVERAGE ANNUAL TOTAL RETURN
  -----------------------------------
  1 year  5 year  Since Inception /2/
  -----------------------------------
  27.12%  13.84%      11.63%

               BALANCED FUND     STOCK INDEX     BOND INDEX
Quarter      (solid black line) (broken line) (solid grey line)
---------------------------------------------------------------
31-Oct-89       $10,000.00       $10,000.00     $     0.00
29-Dec-89        10,357.50        10,448.90      10,123.27
30-Mar-90        10,145.00        10,135.17      10,108.82
29-Jun-90        10,453.46        10,773.71      10,433.01
28-Sep-90         9,802.26         9,292.68      10,615.77
28-Dec-90        10,282.10        10,125.28      11,051.51
28-Mar-91        11,136.13        11,595.15      11,330.07
28-Jun-91        11,477.55        11,568.65      11,531.50
30-Sep-91        11,855.29        12,187.71      12,087.77
31-Dec-91        12,531.33        13,209.30      12,667.89
31-Mar-92        12,389.55        12,876.06      12,552,43
30-Jun-92        12,901.52        13,121.10      13,049.48
30-Sep-92        13,200.82        13,534.29      13,625.07
31-Dec-92        13,580.79        14,216.13      13,576.36
31-Mar-93        14,493.44        14,837.10      14,114.64
30-Jun-93        14,870.21        14,907.71      14,419.14
30-Sep-93        15,339.10        15,292.16      14,743.76
31-Dec-93        15,680.70        15,647.50      14,768.41
31-Mar-94        15,324.32        15,054.74      14,468.60
30-Jun-94        15,493.13        15,117.81      14,381.71
30-Sep-94        15,971.43        15,857.24      14,499.40
31-Dec-94        15,505.11        15,855.07      14,483.22
31-Mar-95        16,561.82        17,395.88      15,117.59
30-Jun-95        17,699.81        19,057.19      15,873.47
30-Sep-95        18,553.30        20,572.23      16,135.38
31-Dec-95        19,709.85        21,810.68      16,698.45

Past performance is not predictive of future performance.

/1/ Stock/Bond Indices: S&P 500 Index and Lehman Bros. Intermediate Government/Corporate Bond Index. Rate of returns shown above for the unmanaged indices have no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Balanced Fund. Previous periods during which the Balanced Fund received investment advice from CIGNA Investments, Inc., are not shown.

                                [GRAPH SHOWING]
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
    THE HORACE MANN SHORT-TERM INVESTMENT FUND AND A TREASURY BILL INDEX /1/
                 [WITH THE FOLLOWING INFORMATION APPEARS HERE]

 HORACE MANN SHORT-TERM INVESTMENT FUND
      AVERAGE ANNUAL TOTAL RETURN
  -----------------------------------
  1 year  5 year  Since Inception /2/
  -----------------------------------
  5.25%   4.17%        4.89%
  -----------------------------------

                  SHORT-TERM    TREASURY BILL
               INVESTMENT FUND      INDEX
Quarter          (solid line)   (broken line)
-------------------------------------------
31-Oct-89        $10,000.00      $10,000.00
29-Dec-89         10,141.03       10,130.42
30-Mar-90         10,329.87       10,335.41
29-Jun-90         10,528.16       10,543.50
28-Sep-90         10,735.89       10,742.96
28-Dec-90         10,934.18       10,933.15
28-Mar-91         11,120.99       11,100.18
28-Jun-91         11,289.81       11,259.67
30-Sep-91         11,448.07       11,414.63
31-Dec-91         11,590.83       11,540.65
31-Mar-92         11,694.12       11,657.60
30-Jun-92         11,797.40       11,766.36
30-Sep-92         11,889.21       11,857.19
31-Dec-92         11,973.10       11,951.11
31-Mar-93         12,044.30       12,040.96
30-Jun-93         12,127.36       12,131.50
30-Sep-93         12,198.56       12,223.93
31-Dec-93         12,275.81       12,320.75
31-Mar-94         12,373.33       12,414.63
30-Jun-94         12,470.86       12,529.19
30-Sep-94         12,592.76       12,659.95
31-Dec-94         12,753.04       12,797.17
31-Mar-95         12,917.51       12,963.53
30-Jun-95         13,089.99       13,143.72
30-Sep-95         13,246.46       13,323.79
31-Dec-95         13,422.97       13,510.37

Past performance is not predictive of future performance.

/1/ Treasury Bill Index: An unmanaged index consisting of U.S. Treasury bills with 90-day maturities. The rate of return shown above for the unmanaged index has no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Short-Term Investment Fund. Previous periods during which the Short-Term Investment Fund received investment advice from CIGNA Investments, Inc., are not shown.

LETTER FROM THE INVESTMENT ADVISER
HORACE MANN BALANCED FUND

PERFORMANCE

The S&P 500 Stock Index registered an impressive 37.6% gain during 1995, supported by strong earnings gains and an improved interest rate environment. Bond markets rallied in 1995 as well, with the Lehman Brothers Intermediate Government/Corporate Bond Index gaining 15.3% for the year. For the twelve months ended December 31, 1995, the Horace Mann Balanced Fund provided a solid return to shareholders of 27.1%. The Balanced Fund holds the same kinds of stocks and bonds held separately by the Growth Fund and the Income Fund. As expected, then, the Balanced Fund's return to shareholders of 27.1% for 1995 is between the Growth Fund's 33.7% return and the Income Fund's 14.9% return.


PORTFOLIO REVIEW

Investor sentiment turned sharply positive during 1995, as signals from several economic indicators suggested a slowing in the pace of GDP growth which dampened the inflation fears that undermined stock and bond markets in 1994. Supported by the Federal Reserves "soft landing" scenario of moderate economic growth, low inflation, declining interest rates, and good corporate profitability, U.S. equity and fixed income markets rallied throughout the year. The 27.1% total return provided to shareholders of the Balanced Fund underscores the strength exhibited by both markets throughout 1995.


ECONOMIC OUTLOOK

We believe that the U.S. economy is in the latter stages of a soft landing, and the probability of a major recession next year is low. In the absence of any external shocks that destroy business and consumer confidence, we believe that the economy should grow by 2.5% in 1996, that is, near its long-term sustainable growth rate.

Admittedly, economic signals are mixed. Recessionary concerns seem centered on relatively slow job creation and weakness in retail. Job growth has slowed as manufacturers and retailers, faced with lower than expected sales, are reducing inventories. We believe that this process of inventory correction, which started in the first half of 1995, is almost over, and in 1996, production and job creation should grow in line with underlying demand. Demand for housing already has picked up in response to lower interest rates, and the Federal Reserve is poised to cut interest rates more vigorously if a balanced budget deal is signed into law. The federal budget deficit is of particular concern to the Federal Reserve because the government's large borrowing tends to imply higher future taxes and also creates competition with other borrowers for funds, conditions that cause upward pressure on interest rates. A balanced budget agreement would lessen this concern. A middle-income tax cut, likely to be enacted during the coming election year, would further enhance consumer confidence and spending power.

For 1996, we expect consumer price inflation of 3%, versus slightly less than 3% in 1995. Given that long-term interest rates have declined nearly 2% in 1995, and bond market expectations are optimistic, long-term rates are likely near a bottom. Short-term rates, however, will likely move lower.

The Fund's shareholders have benefited from the rising U.S. stock and bond markets in 1995 to achieve strong absolute performance for the year. We are obliged, however, to point out that 1995 was an exceptional year for both the stock and bond markets and, as such, it is unlikely to be repeated. We will continue to manage the Balanced Fund with the consistent strategy that we have employed in the past -- a diversified list of allocating approximately 60% of assets to a diversified list of stocks with an above-average market yield, and approximately 40% of assets in high quality intermediate-term bonds.

RESPECTFULLY,
WELLINGTON MANAGEMENT COMPANY

/s/ JOHN R. RYAN
JOHN R. RYAN
SENIOR VICE PRESIDENT,
STOCK PORTFOLIO MANAGER
HORACE MANN BALANCED FUND, INC.


/s/ JOHN C. KEOGH
JOHN C. KEOGH
SENIOR VICE PRESIDENT,
BOND PORTFOLIO MANGER
HORACE MANN BALANCED FUND, INC.

LETTER FROM THE INVESTMENT ADVISER
HORACE MANN SHORT-TERM
INVESTMENT FUND

PERFORMANCE

The objective of the Short-Term Fund is to realize maximum current income while maintaining liquidity. Preservation of principal is a secondary objective. For the twelve months ended December 31, 1995, the Horace Mann Short-Term Investment Fund provided shareholders with a total return of 5.3%, a positive real return for investors in a low inflation environment. The IBC/Donoghue's All Taxable Money Market Average returned 5.5% for the year.

In sharp contrast to 1994, 1995 was a year of declining interest rates. After the Federal Reserve increased short-term rates six times in 1994, they tightened just once in 1995, raising key rates in February by 0.50%. A policy reversal late in the year resulted in two short-term rate cuts by 0.25%, completely off-setting the February increase. In a declining interest rate environment, such as 1995, long-term bonds outperform shorter instruments such as money markets. This is in sharp contrast to last year when returns on intermediate and long-term bond funds were largely negative and money market instruments outperformed them.

More importantly, we have continued our policy to avoid the more risky strategies followed by some short-term funds which produced large negative returns for investors in 1994. While we strive to achieve high investment yields, we also remain careful about the risk assumed to obtain those yields.


PORTFOLIO REVIEW

The Horace Mann Short-Term Investment Fund emphasizes safety and liquidity. The Fund invests in short-term debt instruments issued by the U.S. Government, as well as high quality commercial paper issued by corporations and high quality short-term instruments issued by banks. We continue to emphasize government agency securities due to the high credit quality and comparable yields to other short-term investments. In addition, the size of the Fund renders agency securities more cost effective than the corporate short-term alternative, commercial paper. This results from the fact that agency discount notes can be purchased in small lots without materially impacting liquidity and transaction costs. Such lower costs result in more attractive incremental yields over comparable maturity treasury bills.

The portfolio's average maturity was increased over the course of the year to 48 days at year end versus 33 days one year ago. This longer maturity was maintained in order to lock in prevailing yields. This is, again, a sharp contrast to 1994 when we shortened the average maturity so that portfolio holdings could be more quickly reinvested at higher market yields as the Fed raised interest rates.


ECONOMIC OUTLOOK

We expect that the Fed will continue to lower short-term interest rates over the next few months but that the moves will be in small increments and will be infrequent. The central bank's actions will follow continued slow domestic growth and continued decline in long-term inflation expectations.

We will continue to emphasize quality and liquidity in the Short-Term Fund, and the Fund should retain its ability to provide a safe harbor for those assets that shareholders do not want committed to volatile stock and bond markets. Shareholders should be aware that the returns on all short-term investments, including the Horace Mann Short-Term Fund, will be lower over the next few months than they were over the course of 1995.

RESPECTFULLY,
WELLINGTON MANAGEMENT COMPANY


/s/ JOHN C. KEOGH
JOHN C. KEOGH
SENIOR VICE PRESIDENT,
BOND PORTFOLIO MANAGER
HORACE MANN SHORT-TERM
INVESTMENT FUND, INC.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

[LOGO]

AVERAGE ANNUAL TOTAL RETURN
HORACE MANN FAMILY OF FUNDS                                    December 31, 1995
================================================================================

FOR GROWTH FUND PUBLIC SHAREHOLDERS AND PARTICIPANTS IN THE HORACE MANN EMPLOYEE
                                  401(K) PLAN

Total average annualized returns for the period ended December 31, 1995 for the Horace Mann Funds and their comparable benchmark indices are shown in the following table:

                                                                                 SINCE
                                               1 YEAR   5 YEARS   10 YEARS   INCEPTION/1/
                                               -------  --------  ---------  -------------
 Horace Mann Growth Fund.....................   33.67%    17.20%     13.61%      13.45%
 S&P 500 Stock Index.........................   37.58     16.59      14.88       13.48

 Horace Mann Income Fund.....................   14.93      8.40       8.84        8.22
 Lehman Intermediate Gov't/Corp. Bond Index..   15.31      8.61       8.82        8.67

 Horace Mann Balanced Fund...................   27.12     13.84      11.90       11.63
 Stock/Bond Composite/2/.....................   28.27     13.44      12.71       11.68

 Horace Mann Short-Term Investment Fund......    5.25      4.17       5.57        4.89
 90-day Treasury Bills.......................    5.52      4.32       5.75        5.00

Returns of the Horace Mann Funds in the above table are shown net of mutual fund expenses. Certain mutual fund expenses have been subsidized (assumed and/or waived) since 1983 for the Income and Short-Term Investment Funds. Commission credits were used to pay certain expenses of the Growth and Balanced Funds during 1994 and 1995. Certain Balanced Fund expenses were subsidized from 1983 through 1987. Subsidization and use of credits result in higher returns ranging up to 1%, depending on the period subsidized for each Fund. There is no guarantee that subsidization and use of credits will continue in the future.

The performance data quoted represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and when redeemed, may be worth more or less than its original cost.

The benchmark indices indicated are unmanaged and have no expenses.

/1/ Since inception refers to November 1, 1989 the date Wellington Management
    Company began advising the Funds.

/2/ 60% S&P 500, 40% Lehman Brothers Intermediate Government/Corporate Bond
    Index, rebalanced monthly.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 ANNUAL REPORT
                               DECEMBER 31, 1995
===============================================================================

                          HORACE MANN FAMILY OF FUNDS


                         HORACE MANN GROWTH FUND, INC.
                         HORACE MANN INCOME FUND, INC.
                        HORACE MANN BALANCED FUND, INC.
                  HORACE MANN SHORT-TERM INVESTMENT FUND, INC.


                             DIRECTORS OF THE FUNDS

 A. THOMAS ARISMAN         LARRY K. BECKER, CHAIRMAN             A.L. GALLOP

              HARRIET A. RUSSELL                   GEORGE J. ZOCK


                             OFFICERS OF THE FUNDS

   GEORGE J. ZOCK               WILLIAM J. KELLY                ROGER FISHER
     President    Treasurer and Regulatory Compliance Officer    Controller

    ANN CAPARROS                 LINDA L. SACCO               DIANE M. BARNETT
Secretary and Ethics          Assistant Secretary         Tax Compliance Officer
 Compliance Officer


Investment Adviser                                   Business Manager
WELLINGTON MANAGEMENT COMPANY                        HORACE MANN INVESTORS, INC.
75 State Street                                      One Horace Mann Plaza
Boston, MA 02109                                     Springfield, IL 62715-0001

                                   Custodian
                         FIRST NATIONAL BANK OF BOSTON
                               150 Royall Street
                                Canton, MA 02021

[LOGO]

STATEMENT OF INVESTMENTS
HORACE MANN GROWTH FUND, INC.                                  December 31, 1995
================================================================================

[PIE CHART APPEARS HERE]

CASH & SHORT-TERM INVESTMENTS  3%
COMMON STOCK                  97%


                                     NUMBER OF  MARKET
                                      SHARES     (000)
                                     ---------  -------
COMMON STOCKS
AUTO/ACCESSORIES 5.30%
 Ford Motor Company................     98,600  $ 2,859
 Goodyear Tire & Rubber Co. (The)..    284,000   12,887
                                                -------
                                                 15,746

BANKS/FINANCIAL SERVICES 6.90%
 BankAmerica Corp..................    129,500    8,385
 Citicorp..........................     25,365    1,706
 Corestates Financial Corp.........     71,700    2,716
 First Chicago NBD Corp............     70,900    2,801
 First Union Corp..................     45,000    2,503
 Morgan Stanley Group..............     29,700    2,395
                                                -------
                                                 20,506

BUILDING & CONSTRUCTION 1.94%
 Foster Wheeler Corp...............    109,000    4,633
 Ryland Group Inc..................     81,500    1,141
                                                -------
                                                  5,774

CHEMICALS 5.18%
 Air Products & Chemicals, Inc.....     65,800    3,471
 Betz Laboratories.................     51,600    2,116
 Ferro Corp........................     89,000    2,069
 Geon Company......................     65,100    1,587
 IMC Global Inc....................     32,800    1,341
 Vigoro Group......................     77,600    4,792
                                                -------
                                                 15,376

COMMUNICATION 3.40%
 AT & T Corp.......................     67,000    4,338
 BCE Inc...........................     76,400    2,636
 COMSAT Corporation................     52,200      972
 NYNEX Corp........................     40,000    2,160
                                                -------
                                                 10,106

                                      NUMBER OF MARKET
                                       SHARES    (000)
                                      --------- -------
ENTERTAINMENT 0.25%
 King World Productions Inc.*           19,100  $  743


FOOD/GROCERY PRODUCTS 1.68%
 Flowers Industries, Inc...........    185,100   2,244
 Interstate Bakeries Corp..........    122,500   2,741
                                                ------
                                                 4,985

HEALTH CARE 2.65%
 Mallinckrodt Group................    108,600   3,950
 Value Health, Inc.................    142,700   3,924
                                                ------
                                                 7,874

INSURANCE 6.82%
 ACE Limited.......................    137,700   5,474
 Allstate Corporation..............    137,390   5,650
 Chubb Corp........................     63,600   6,153
 Integon Corp......................    113,500   2,341
 Old Republic International Corp...     17,900     635
                                                ------
                                                20,253

IRON & STEEL 0.07%
 Bethlehem Steel Corp.*............     16,200     227


MANUFACTURING (DIVERSIFIED) 7.77%
 Brunswick Corp....................     32,700     785
 Caterpillar Inc...................     82,000   4,817
 Cooper Industries Inc.............     72,900   2,679
 Deere & Co........................    118,800   4,188
 Johnson Controls, Inc.............     36,800   2,530
 Minnesota Mining & Manufacturing..    122,100   8,089
                                                ------
                                                23,088

METALS & MINING 5.05%
 Alcan Aluminum Ltd................     94,200   2,932
 Aluminum Co. of America...........    180,500   9,544
 Reynolds Metals Co................     44,600   2,525
                                                ------
                                                15,001

OIL/GAS 22.42%
 Amerada Hess Corp.................     58,300   3,090
 Apache Corp.......................     50,000   1,475

                    See notes to the financial statements.

[LOGO]

STATEMENT OF INVESTMENTS (CONCLUDED)
HORACE MANN GROWTH FUND, INC.                                  December 31, 1995
================================================================================

                                         NUMBER OF   MARKET
                                          SHARES      (000)
                                         ---------   -------
OIL/GAS (CONTINUED)
 Ashland Inc..........................     87,500   $  3,073
 Burlington Resources Inc.............     55,200      2,167
 Camco International Inc..............     63,200      1,770
 Enron Oil & Gas Co...................    121,500      2,916
 ENSCO International, Inc.*...........    173,100      3,981
 Equitable Resources, Inc.............    148,700      4,647
 Noble Affiliates, Inc................    139,100      4,156
 Noble Drilling Corp.*................     99,200        893
 Oryx Energy Co.*.....................     94,600      1,265
 Parker & Parsley Petroleum Co........    151,800      3,340
 Seagull Energy Corp.*................    188,400      4,192
 Sonat, Inc...........................    135,300      4,820
 Total S.A. ADR.......................    104,100      3,539
 Ultramar Corp........................     70,900      1,826
 Union Texas Petroleum Holdings Inc...    170,600      3,305
 Unocal Corp..........................    281,800      8,207
 USX-Marathon Group...................    215,200      4,196
 Weatherford Enterra, Inc.*...........    129,500      3,739
                                                    --------
                                                      66,597

PAPER & WOOD PRODUCTS 9.41%
 Champion Internation Corp............     90,100      3,784
 Federal Paper Board Co., Inc.........    111,500      5,784
 International Paper Co...............    204,600      7,749
 Kimberly-Clark Corp..................     62,400      5,164
 Mead Corporation.....................    104,900      5,481
                                                    --------
                                                      27,962

PHOTOGRAPHY 1.28%
 Eastman Kodak Co.....................     56,900      3,812

RETAIL & FOOD STORES 3.61%
 May Department Stores Co.............    103,900      4,390
 Penney (J.C.) Co., Inc...............     58,800      2,800
 Sears Roebuck & Co...................     91,000      3,549
                                                    --------
                                                      10,739

SERVICES 1.61%
 Browning-Ferris Industries, Inc......    135,000      3,982
 Red Lion Hotels*.....................     45,400        795
                                                    --------
                                                       4,777

TOBACCO 1.25%
 Schweitzer-Maudit Int'l..............      6,240        144
 Universal Corp.(Va.).................    146,300      3,566
                                                    --------
                                                       3,710

                                          NUMBER OF  MARKET
                                           SHARES     (000)
                                          ---------  ------
TRANSPORTATION 4.94%
 America West Airlines B*.............     92,200   $  1,567
 Canadian National Railway Co.*.......     27,800        417
 Conrail Inc..........................     41,400      2,898
 CSX Corporation......................     66,000      3,011
 Pittston Services Group..............    129,300      4,057
 Rollins Truck Leasing Corp...........     65,300        726
 Trinity Industries...................     63,400      1,997
                                                    --------
                                                      14,673

UTILITIES/OTHER 5.47%
 General Public Utilities Corp........    144,400      4,910
 New England Electric System..........     79,500      3,150
 New York State Electric & Gas Corp...    107,000      2,769
 Pacific Gas & Electric Co............    150,100      4,259
 SCE Corp.............................     65,100      1,156
                                                    --------
                                                      16,244

TOTAL COMMON STOCKS.............97.00%               288,193
 (Cost $245,950,600)





                                         PRINCIPAL
                                          AMOUNT     MARKET
                                           (000)      (000)
                                         ---------  ---------
SHORT-TERM INVESTMENTS
REPURCHASE AGREEMENT
 Aubrey G. Lanston & Co., Inc.
 5.875%, 01/02/96, (secured
 by $9,825,315, US Treasury
 Bill, 4.97%, 11/14/96)...............     $9,629   $  9,629
                                                    --------
TOTAL SHORT-TERM
 INVESTMENTS.....................3.24%      9,629      9,629
 (Cost $9,629,000)                                  --------


TOTAL INVESTMENTS..............100.24%               297,822
 (Cost $255,579,600)

LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS...............(0.24%)                 (722)
                                                    --------
NET ASSETS......................100.00%             $297,100
                                                    ========

______________

* Non-income producing during the twelve months ended December 31, 1995.

                     See notes to the financial statements.

 The identified cost of investments owned at December 31, 1995 was the same for federal income tax and book purposes.

[LOGO]

STATEMENT OF INVESTMENTS
HORACE MANN INCOME FUND, INC.                                  December 31, 1995


[PIE CHART APPEARS HERE]

Corporate Bonds/Notes 26%

Cash & Short-Term Investments 4%

U.S. & Foreign Government & Agency Obligations 70%



                                      PRINCIPAL
                                       AMOUNT    MARKET
                                        (000)    (000)
                                       ------    ------
U.S. AND FOREIGN GOVERNMENT
AND AGENCY OBLIGATIONS
 TREASURY BONDS/NOTES
    7.125%, 02/29/00..............     $2,300    $2,449
    7.250%, 08/15/04..............      1,000     1,112

 FEDERAL HOME LOAN BANK
    (MORTGAGE BACKED SECURITIES)
    7.310%, 06/16/04..............        350       383

 FEDERAL HOME LOAN MORTGAGE
  CORPORATION (MORTGAGE BACKED
  SECURITIES)
    9.500%, 03/01/01..............         54        57
    9.500%, 06/01/01..............         35        36
    9.500%, 08/01/01..............         18        19
    9.500%, 10/01/01..............         20        21
    7.000%, 11/01/03..............         62        62
    8.000%, 12/01/11..............         19        19

 FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (MORTGAGE BACKED
  SECURITIES)
    8.875%, 07/10/01..............        100       102
    8.000%, 11/01/09..............         26        27
    7.500%, 05/01/25..............        790       810

 GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION (MORTGAGE BACKED
  SECURITIES)
    11.500%, 03/15/10.............         16        17
    12.500%, 06/15/10.............          9        10
    12.000%, 03/15/14.............          8        10
    12.000%, 04/15/14.............          6         7

                                            PRINCIPAL
                                             AMOUNT   MARKET
                                             (000)    (000)
                                             ------   ------
    12.000%, 12/15/14...................     $   23   $   27
    12.000%, 02/15/15...................          6        7
    12.000%, 03/15/15...................         15       17
    12.000%, 04/15/15...................         13       14
    12.500%, 04/15/15...................          4        5
    12.000%, 06/15/15...................         17       19
    12.000%, 07/15/15...................         18       20
    12.000%, 11/15/15...................         22       24
     9.000%, 11/15/16...................        165      174
     9.000%, 07/15/19...................         99      105
     8.500%, 09/15/24...................        326      342
     9.000%, 01/15/25...................         30       31
     9.000%, 03/15/25...................        271      287
     9.000%, 05/15/25...................        714      756

 COLLATERALIZED MORTGAGE OBLIGATION
 (PLANNED AMORTIZATION CLASS) (NOTE 3)
  FHLMC 1737-E PAC
   6.000%, 12/15/17.....................        220      220

 FOREIGN (U.S. DOLLAR DENOMINATED)
  Iceland (Rep. of)
    6.125%, 02/01/04....................        200      198
                                             ------   ------
TOTAL U.S. AND FOREIGN GOVERNMENT
   AND AGENCY OBLIGATIONS.........70.14%      6,956    7,387
   (Cost $7,084,732)
CORPORATE BONDS/NOTES
 BankAmerica Corp.
    6.85%, 03/01/03.....................        150      155
 Boeing Co.
    6.35%, 06/15/03.....................        200      205
 BP America Inc. Euro
    9.75%, 03/01/99.....................        100      111
 Citicorp
    6.750%, 08/15/05....................        200      205
 Du Pont (E.I.) de Nemours & Co., Inc.
    9.15%, 04/15/00.....................        130      147
 Gannett Co.
    5.85%, 05/01/00.....................        200      199
 Hertz Corp.
    7.00%, 04/15/01.....................        200      208
 Penney (J.C.) Co., Inc.
    5.375%, 11/15/98....................        200      198

                    See notes to the financial statements.

[LOGO]


STATEMENT OF INVESTMENTS (CONCLUDED)
HORACE MANN INCOME FUND, INC.                                  December 31, 1995
================================================================================

                                       PRINCIPAL
                                        AMOUNT        MARKET
                                         (000)        (000)
                                         -----        -----
CORPORATE BONDS/NOTES (CONTINUED)
 Pacific Gas and Electric Euro
    12.00%, 01/09/00.....................$ 100        $ 106
 Southwestern Bell Telephone Co.
    5.55%, 03/10/98......................  100          100
ASSET BACKED
 Ford Credit Grantor Trust 93-B
    4.30%, 07/15/98......................   50           50
 Ford Credit Grantor Trust 95-B
    5.90%, 10/15/00......................  243          244
 GMAC Grantor Trust 92-D
    5.55%, 05/15/97......................    5            5
 GMAC Grantor Trust 92-E
    4.75%, 08/15/97......................   14           14
 Government Backed Trust
    9.625%, 05/15/02.....................  125          142
 IBM Credit Trust 93-1
    4.55%, 11/15/00......................   68           67
 Nations Bank Credit Trust 93-2
    6.00%, 12/15/05......................  200          201
 Premier Auto Trust 92-3
    5.90%, 11/17/97......................   11           11
 Premier Auto Trust 92-4
    5.05%, 01/15/98......................   15           15

                                          PRINCIPAL
                                           AMOUNT   MARKET
                                            (000)    (000)
                                           ------   -------
 Premier Auto Trust 93-6 A2
    4.65%, 11/02/99......................  $  104   $   102
 Premier Auto Trust 94-1
    4.75%, 02/02/00......................     189       187
                                           ------   -------
TOTAL CORPORATE BONDS/NOTES........25.37%   2,604     2,672
 (Cost $2,602,162)

SHORT-TERM INVESTMENTS
REPURCHASE AGREEMENT
 Aubrey G. Lanston & Co., Inc.
 5.875%, 01/02/96 (secured
 by $430,097 US Treasury
 Bill, 4.97%, 11/14/96)..................     422       422
                                           ------   -------
TOTAL SHORT-TERM INVESTMENTS........4.01%     422       422
 (Cost $422,000)
                                                    -------
TOTAL INVESTMENTS..................99.52%            10,481
 (Cost $10,108,894)

CASH AND OTHER ASSETS IN
 EXCESS OF LIABILITIES..............0.48%                51
                                                    -------

NET ASSETS........................100.00%           $10,532
                                                    =======

                                 ______


                     See notes to the financial statements.

 The identified cost of investments owned at December 31, 1995 was the same for federal income tax and book purposes.

[LOGO]


STATEMENT OF INVESTMENTS
HORACE MANN BALANCED FUND, INC.                                December 31, 1995
================================================================================

[PIE CHART APPEARS HERE]

Corporate Bonds/Notes 7%

Cash & Short-Term Investments 3%

Common Stock 65%

U.S. & Foreign Government & Agency Obligations 25%



                                      NUMBER OF   MARKET
                                       SHARES     (000)
                                      ---------  -------
COMMON STOCKS
AUTO/ACCESSORIES 3.56%
 Ford Motor Company...................   51,600  $ 1,496
 Goodyear Tire & Rubber Co. (The).....  145,900    6,620
                                                  ------
                                                   8,116

BANKS/FINANCIAL SERVICES 4.62%
 BankAmerica Corp.....................   67,000    4,338
 Boatmen's Bancshares, Inc............    1,000       41
 Citicorp.............................   12,659      851
 CoreStates Financial Corp............   36,300    1,375
 First Chicago NBD Corp...............   35,900    1,418
 First Union Corp.....................   23,000    1,279
 Morgan Stanley Group, Inc............   15,300    1,234
                                                 -------
                                                  10,536

BUILDING & CONSTRUCTION 1.26%
 Foster Wheeler Corp..................   55,000    2,337
 Ryland Group Inc.....................   38,900      545
                                                 -------
                                                   2,882

CHEMICALS 3.43%
 Air Products & Chemicals, Inc........   32,900    1,735
 Betz Laboratories....................   26,600    1,091
 Ferro Corp...........................   44,900    1,044
 Geon Company.........................   33,700      821
 IMC Global Inc.......................   17,000      695
 Vigoro Group.........................   39,700    2,451
                                                 -------
                                                   7,837


COMMUNICATION 2.21%
 AT & T Corp..........................   33,000    2,137
 BCE Inc..............................   37,800    1,304
 COMSAT Corporation...................   27,700      516
 NYNEX Corp...........................   20,000    1,080
                                                 -------
                                                   5,037

ENTERTAINMENT 0.17%
 King World Productions Inc.*.........    9,900      385

                                        NUMBER OF   MARKET
                                         SHARES     (000)
                                        ---------  -------
FOOD/GROCERY PRODUCTS 1.14%
 Flowers Industries, Inc..............    108,000  $ 1,309
 Interstate Bakeries Corp.............     58,100    1,300
                                          -------  -------
                                                     2,609

HEALTH CARE 1.75%
 Mallinckrodt Group...................     56,700    2,062
 Value Health, Inc....................     70,400    1,936
                                          -------  -------
                                                     3,998

INSURANCE 4.57%
 ACE Limited..........................     72,200    2,870
 Allstate Corporation.................     71,402    2,936
 Chubb Corp...........................     32,400    3,135
 Integon Corp.........................     57,900    1,194
 Old Republic International Corp......      8,400      298
                                                   -------
                                                    10,433

IRON & STEEL 0.06%
 Bethlehem Steel Corp.*...............      9,000      126


MANUFACTURING (DIVERSIFIED) 5.20%
 Brunswick Corp.......................     16,600      398
 Caterpillar Inc......................     42,000    2,468
 Cooper Industries Inc................     37,400    1,374
 Deere & Co. (Del)....................     62,400    2,200
 Johnson Controls, Inc................     20,100    1,382
 Minnesota Mining & Manufacturing.....     61,000    4,041
                                                   -------
                                                    11,863

METALS & MINING 3.40%
 Alcan Aluminum Ltd...................     48,500    1,510
 Aluminum Co. of America..............     93,000    4,917
 Reynolds Metals Co...................     23,500    1,331
                                                   -------
                                                     7,758
OIL/GAS 15.10%
 Amerada Hess Corp....................     29,700    1,574
 Apache Corp..........................     25,000      737
 Ashland Inc..........................     44,700    1,570
 Burlington Resources Inc.............     29,900    1,174
 Camco International Inc..............     34,100      955
 Enron Oil & Gas Co...................     62,400    1,498
 ENSCO International, Inc.*...........     93,500    2,151
 Equitable Resources, Inc.............     76,600    2,394
 Noble Affiliates, Inc................     71,400    2,133
 Noble Drilling Corp.*................     48,400      436
 Oryx Energy Co.*.....................     48,200      645

                    See notes to the financial statements.

[LOGO]

HORACE MANN BALANCED FUND, INC.                                December 31, 1995
================================================================================

                                        NUMBER OF   MARKET
                                         SHARES     (000)
                                        ---------  -------
OIL/GAS (CONTINUED)
 Parker & Parsley Petroleum Co........     80,300  $ 1,767
 Seagull Energy Corp.*................    100,400    2,234
 Sonat, Inc...........................     69,500    2,476
 Total S.A. ADR.......................     52,600    1,788
 Ultramar Corp........................     36,100      930
 Union Texas Petroleum Holdings Inc...     87,700    1,699
 Unocal Corp..........................    143,400    4,177
 USX-Marathon Group...................    113,400    2,211
 Weatherford Enterra, Inc.*...........     66,000    1,906
                                                   -------
                                                    34,455

PAPER & WOOD PRODUCTS 6.38%
 Champion International Corp..........     44,500    1,869
 Federal Paper Board Co., Inc.........     58,000    3,009
 International Paper Co...............    108,100    4,094
 Kimberly-Clark Corp..................     32,500    2,689
 Mead Corporation.....................     55,600    2,905
                                                   -------
                                                    14,566

PHOTOGRAPHY 0.81%
 Eastman Kodak Co.....................     27,500    1,842

RETAIL & FOOD STORES 2.45%
 May Department Stores Co.............     55,300    2,336
 Penney (J.C.) Co. Inc................     29,600    1,410
 Sears Roebuck & Co...................     47,500    1,852
                                                   -------
                                                     5,598

SERVICES 1.08%
 Browning-Ferris Industries, Inc......     70,000    2,065
 Red Lion Hotels*.....................     22,700      397
                                                   -------
                                                     2,462

TOBACCO 0.78%
 Schweitzer-Maudit Int'l..............      3,250       75
 Universal Corp.(Va)..................     70,000    1,706
                                                   -------
                                                     1,781


TRANSPORTATION 3.33%
 Amerca West Airlines B*..............     45,600      775
 Canadian National Railway Co.........     14,500      218
 Conrail Inc..........................     22,400    1,568
 CSX Corporation......................     33,000    1,506
 Pittston Services Group..............     67,200    2,108
 Rollins Truck Leasing Corp...........     34,400      383
 Trinity Industries...................     33,200    1,046
                                                   -------
                                                     7,604

                                           NUMBER OF   MARKET
                                             SHARES     (000)
                                           ---------  --------
UTILITIES/OTHER 3.82%
 General Public Utilities Corp..........     71,400   $  2,428
 New England Electric System............     43,200      1,712
 New York State Electric & Gas Corp.....     68,700      1,778
 Pacific Gas & Electric Co..............     76,500      2,171
 SCE Corp...............................     35,300        627
                                                      --------
                                                         8,716
                                                      --------
TOTAL COMMON STOCK................65.12%               148,604
 (Cost $126,854,794)
                                           PRINCIPAL
                                            AMOUNT    MARKET
                                             (000)    (000)
                                            -------   --------
U.S. AND FOREIGN GOVERNMENT
AND AGENCY OBLIGATIONS
 TREASURY BONDS/NOTES
  7.875%, 11/15/99......................    $   500   $    544
  7.125%, 02/29/00......................     20,250     21,559
  7.250%, 08/15/04......................      7,500      8,342

 FEDERAL HOME LOAN BANK
  (MORTGAGE BACKED SECURITIES)
  6.67%, 04/06/01.......................      1,500      1,574
  7.31%, 06/16/04.......................      1,650      1,807

 FEDERAL HOME LOAN MORTGAGE
  CORPORATION (MORTGAGE BACKED
  SECURITIES)
  9.500%, 07/01/01......................         18         19
  9.500%, 08/01/01......................          9          9
  9.500%, 09/01/01......................         26         28
  9.500%, 10/01/01......................         32         33
  8.500%, 06/01/02......................         54         55
  9.250%, 11/01/02......................         72         75
  8.250%, 11/01/07......................         93         96
  8.750%, 05/01/08......................        108        112
  8.500%, 08/01/08......................        128        132
  9.000%, 09/01/08......................         95         99
  8.250%, 10/01/08......................         85         88
  8.000%, 09/01/09......................         72         74
  8.000%, 04/01/10......................        121        125

 FEDERAL NATIONAL MORTGAGE ASSOCIATION
   (MORTGAGE BACKED SECURITIES)
 8.000%, 07/01/98.......................        157        161
 8.875%, 07/10/01.......................        500        508
 8.750%, 02/01/10.......................        430        450

                    See notes to the financial statements.

[LOGO]

HORACE MANN BALANCED FUND, INC.                                December 31, 1995
================================================================================

                                           PRINCIPAL
                                            AMOUNT    MARKET
                                             (000)     (000)
                                            -------   -------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE BACKED
 SECURITIES) (CONTINUED)
10.250%, 07/01/13.......................    $    36   $    39
 7.500%, 07/01/23.......................        428       439
 7.500%, 04/01/24.......................        663       663
 7.500%, 05/01/24.......................        209       214
 7.500%, 06/01/24.......................        531       544
 7.500%, 08/01/24.......................        673       690
 7.500%, 09/01/24.......................        971       996
 7.500%, 10/01/24.......................        730       748
 7.500%, 02/01/25.......................        184       189
 7.500%, 04/01/25.......................      1,364     1,399

GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE BACKED
 SECURITIES)
 11.000%, 12/15/00......................         60        64
  9.500%, 08/20/01......................         76        80
  9.500%, 10/20/01......................         62        65
  9.500%, 07/20/02......................         94        98
  9.500%, 12/20/02......................         83        87
  9.500%, 01/20/03......................         49        51
  9.500%, 02/20/03......................         55        58
  9.500%, 05/20/03......................        103       108
  9.500%, 08/20/03......................        122       127
  9.500%, 09/20/03......................        141       147
  9.500%, 11/20/03......................         61        63
  9.500%, 09/20/04......................         47        49
  8.250%, 05/15/06......................        159       165
 12.000%, 01/15/15.....................          12        13
 12.000%, 03/15/15.....................          59        66
  9.000%, 04/15/16......................         83        88
  9.000%, 06/15/16......................        564       595
  9.000%, 09/15/16......................        190       200
  9.000%, 01/15/17......................         39        41
  8.500%, 01/15/20......................         44        46
  8.500%, 02/15/21......................        358       375
  8.500%, 06/15/21......................        217       227
  8.500%, 08/15/21......................         41        42
  8.500%, 04/15/23......................        308       323
  9.000%, 07/15/24......................        847       897
  8.500%, 09/15/24......................        720       755
  9.000%, 09/15/24......................        411       436
  9.000%, 10/15/24......................        577       612

                                           PRINCIPAL
                                            AMOUNT    MARKET
                                             (000)     (000)
                                            -------   -------
  9.000%, 12/15/24......................    $   552   $   584
  9.000%, 01/15/25......................      2,909     3,077
  9.000%, 02/15/25......................         82        87
  9.000%, 03/15/25......................         33        35
  9.000%, 04/15/25......................        208       220
  9.000%, 05/15/25......................      1,520     1,609

 COLLATERALIZED MORTGAGE OBLIGATION
 (PLANNED AMORTIZATION CLASS) (NOTE 3)
  FHLMC G42--D
    8.000%, 08/17/17....................      1,461     1,534

 FOREIGN (U.S. DOLLAR DENOMINATED)
  Iceland (Rep. of)
    6.125%, 02/01/04....................      1,000       990
                                             ------   -------
 TOTAL U.S. AND FOREIGN GOVERNMENT
  AND AGENCY OBLIGATIONS..........24.46%     52,536    55,825
    (Cost $53,559,598)

CORPORATE BONDS/NOTES
 Associate Corp. NA
  5.25%, 09/01/98.......................        315       312
 Associate Corp. NA
  6.00%, 06/15/00.......................        500       501
 BankAmerica Corp.
  6.85%, 03/01/03.......................        500       517
 Bankers Trust
  8.25%, 05/01/05.......................      1,500     1,680
 Beneficial Corp.
  12.875%, 08/01/13.....................        261       314
 Boeing Co.
  6.35%, 06/15/03.......................        750       769
 BP America Inc.
  9.50%, 01/01/98.......................        500       536
 Citicorp
  6.75%, 08/15/05.......................      1,000     1,026
 Ford Motor Credit Corp.
  7.50%, 06/15/04.......................        200       215
 Gannett Co.
  5.85%, 05/01/00.......................        750       747
 Hertz Corp.
  7.00%, 04/15/01.......................      1,000     1,041
 Pacific Gas and Electric Euro
  12.00%, 01/09/00......................        400       424

                    See notes to the financial statements.

[LOGO]

STATEMENT OF INVESTMENTS (CONCLUDED)
HORACE MANN BALANCED FUND, INC.                                December 31, 1995
================================================================================

                                            PRINCIPAL
                                             AMOUNT   MARKET
                                              (000)    (000)
                                             ------   ------
CORPORATE BONDS/NOTES (CONTINUED)
 Penney (J.C.) Co., Inc.
  5.375%, 11/15/98.......................    $1,000   $  990
 Southwestern Bell Telephone Co.
  5.550%, 03/10/98.......................       400      399
 United Technologies Corp.
  9.625%, 05/15/99.......................       400      406

ASSET BACKED
 Ford Credit Grantor Trust 93-B
  4.30%, 07/15/98........................       126      125
 Ford Credit Grantor Trust 95-B
  5.90%, 10/15/00........................     1,945    1,955
 GMAC Grantor Trust 92-D
  5.55%, 05/15/97........................        23       23
 GMAC Grantor Trust 92-E
  4.75%, 08/15/97........................        73       73
 IBM Credit Trust 93-1
  4.55%, 11/15/00........................       341      336
 Nations Bank Credit Trust 93-2
  6.00%, 12/15/05........................     1,000    1,005
 Premier Auto Trust 92-3
  5.90%, 11/17/97........................        56       56
 Premier Auto Trust 92-4
  5.05%, 01/15/98........................        77       76
 Premier Auto Trust 93-6 A2
  4.65%, 11/02/99........................       517      512

                                           PRINCIPAL
                                            AMOUNT     MARKET
                                             (000)      (000)
                                            -------   --------
   ......................................
 Premier Auto Trust 94-1
  4.75%, 02/02/00........................   $ 1,889   $  1,874
 Premier Auto Trust 94-2
  6.35%, 05/02/00........................     1,000      1,013
                                            -------   --------
TOTAL CORPORATE BONDS/
 NOTES..............................7.42%    16,523     16,925
 (Cost $16,462,400)

SHORT-TERM INVESTMENTS
REPURCHASE AGREEMENT
 Aubrey G. Lanston & Co., Inc.
 5.875%, 01/02/96, (secured
 by $7,399,249 US Treasury
 Bill, 4.99%, 11/14/96)..................     7,254      7,254
                                            -------   --------
TOTAL SHORT-TERM INVESTMENTS........3.18%     7,254      7,254
 (Cost $7,254,000)                                    --------

TOTAL INVESTMENTS.................100.18%              228,608
 (Cost $204,130,792)

LIABILITIES IN EXCESS OF
 CASH AND OTHER ASSETS..............(.18%)                (415)
                                                      --------

NET ASSETS........................100.00%             $228,193
                                                      ========

________________

*Non-income producing during the twelve months ended December 31, 1995


                     See notes to the financial statements.

 The identified cost of investments owned at December 31, 1995 was the same for federal income tax and book purposes.

[LOGO]

STATEMENT OF INVESTMENTS
HORACE MANN SHORT-TERM INVESTMENT FUND, INC.                  December 31, 1995
===============================================================================

[PIE CHART APPEARS HERE]
U.S. Government & Agency
Obligations 100%

                                                            PRINCIPAL
                                                             AMOUNT   MARKET
                                                              (000)    (000)
                                                             -------  -------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 FEDERAL FARM CREDIT BANK DISCOUNT NOTES
  5.50%, 01/03/96..........................................   $   20   $   20
  5.70%, 01/18/96..........................................       50       50
  5.70%, 01/23/96..........................................       85       85
  5.58%, 02/06/96..........................................       15       15
  5.50%, 02/22/96..........................................       20       20
  5.55%, 03/20/96..........................................       50       49
  5.55%, 03/26/96..........................................       60       59

 FEDERAL HOME LOAN MORTGAGE CORP. DISCOUNT NOTES
  5.53%, 01/16/96..........................................       55       55
  5.62%, 01/22/96..........................................       35       35
  5.63%, 01/24/96..........................................       41       41
  5.53%, 01/31/96..........................................       45       45
  5.52%, 03/06/96..........................................       65       64
  5.52%, 03/11/96..........................................       45       44
  5.52%, 03/14/96..........................................       41       41

 FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES
  5.79%, 01/19/96..........................................       20       20
  5.63%, 01/24/96..........................................       45       45
  5.58%, 02/12/96..........................................       70       69
  5.74%, 02/16/96..........................................       50       50
  5.41%, 02/20/96..........................................       50       49
  5.50%, 02/22/96..........................................       30       30
  5.44%, 02/28/96..........................................       50       50
  5.54%, 03/04/96..........................................       50       49
  5.54%, 03/08/96..........................................       35       35
                                                             -------   ------
TOTAL INVESTMENTS (COST $1,019,857) -- 101.39%.............    1,027    1,020

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS -- (1.39%)..               (14)
                                                                       ------
NET ASSETS..........................................100.00%            $1,006
                                                                       ======

                     See notes to the financial statements.

 The identified cost of investments owned at December 31, 1995 was the same for federal income tax and book purposes.

[LOGO]

STATEMENTS OF ASSETS AND LIABILITIES
HORACE MANN FAMILY OF FUNDS                                    December 31, 1995
================================================================================

                                                                    GROWTH        INCOME        BALANCED     SHORT-TERM
                                                                     FUND          FUND           FUND          FUND
                                                                 ------------   -----------   ------------   ----------
ASSETS
 Cash..........................................................  $        500   $       367   $        296   $    4,245
 Investments at market value*..................................   297,822,235    10,481,283    228,608,282    1,019,700
 Dividends and interest receivable.............................       578,414       160,248      1,435,779            -
 Accounts receivable-fund shares sold..........................       255,352        13,073        136,131          984
 Accounts receivable-investments sold..........................     1,156,629         4,916        590,592            -
 Prepaid expenses..............................................        35,270         2,137         27,446            -
                                                                 ------------   -----------   ------------   ----------
 Total Assets..................................................   299,848,400    10,662,024    230,798,526    1,024,929
                                                                 ------------   -----------   ------------   ----------
LIABILITIES
 Accounts payable-fund shares redeemed.........................        43,439             -          3,283            -
 Accounts payable-investments purchased........................       280,239             -        134,377            -
 Accrued expenses..............................................       160,346        15,274        135,550        3,056
 Dividend payable..............................................     2,264,562       115,227      2,332,397       16,094
                                                                 ------------   -----------   ------------   ----------
 Total Liabilities.............................................     2,748,586       130,501      2,605,607       19,150
                                                                 ------------   -----------   ------------   ----------
NET ASSETS.....................................................  $297,099,814   $10,531,523   $228,192,919   $1,005,779
                                                                 ============   ===========   ============   ==========

NET ASSETS CONSIST OF:
 Par value of common shares....................................    13,718,610        80,850      1,267,975       10,662
 Paid in surplus...............................................   241,044,346    10,128,053    202,357,744      955,330
 Accumulated undistributed net investment income...............        48,210         5,639         65,902          543
 Accumulated undistributed net realized gain (loss)
  on investments...............................................        46,013       (55,408)        23,808            1
 Net unrealized appreciation (depreciation) on investment......    42,242,635       372,389     24,477,490         (157)
                                                                 ------------   -----------   ------------   ----------
NET ASSETS.....................................................  $297,099,814   $10,531,523   $228,192,919   $1,005,779
                                                                 ============   ===========   ============   ==========

Number of shares outstanding:
 (Authorized 50,000,000 shares each; $1.00 par
  value for Growth Fund; $.10 par value capital
  stock for Income Fund, Balanced Fund, and
  Short-Term Fund).............................................    13,718,610       808,503      12,679,749     100,622
                                                                 ============   ===========    ============  ==========
NET ASSET VALUE PER SHARE......................................  $      21.66   $     13.03    $      18.00  $    10.00
                                                                 ============   ===========    ============  ==========
*Cost of investments...........................................  $255,579,600   $10,108,894    $204,130,792  $1,019,857

                     See notes to the financial statements.

[LOGO]

STATEMENTS OF OPERATIONS                                      For the Year Ended
HORACE MANN FAMILY OF FUNDS                                    December 31, 1995
================================================================================

                                                                    GROWTH        INCOME        BALANCED     SHORT-TERM
                                                                     FUND          FUND           FUND          FUND
                                                                 ------------   -----------   ------------   ----------
INVESTMENT INCOME:
 Dividends.....................................................  $  6,899,317    $        -   $  3,594,644   $        -
 Interest & amortization.......................................       821,072       668,528      4,850,307       68,196
                                                                 ------------    ----------   ------------   ----------
 Total investment income.......................................     7,720,389       668,528      8,444,951       68,196

EXPENSES:
 Investment advisory and related fees..........................       841,937        25,691        599,709        1,568
 Management fees...............................................       521,885        20,885        408,591        2,440
 Fund pricing fees.............................................        26,846         5,664         22,050        4,845
 Professional fees.............................................        26,765        17,034         26,765        7,404
 Custodian fees................................................        45,019        11,680         49,880        6,022
 Transfer agent fee (Note 5)...................................        30,519            24             24           24
 Shareholder reports...........................................         3,498            62            691            -
 Directors' fees and expenses..................................         3,468         3,468          3,468        3,468
 Other expenses................................................        25,277           636         15,554          350
 Insurance expenses............................................        24,742         2,127         19,703          799
                                                                 ------------    ----------   ------------   ----------
  Total expenses...............................................     1,549,956        87,271      1,146,435       26,920

 Less management fees waived (Note 5)..........................             -       (20,885)             -       (2,440)

 Less expenses paid by Horace Mann Investors, Inc. (Note 5)....             -        (5,664)             -      (14,866)
 Less expenses paid by commission credits (Note 3).............       (56,114)            -        (14,386)           -
                                                                 ------------    ----------   ------------   ----------
  Net expenses.................................................     1,493,842        60,722      1,132,049        9,614
                                                                 ------------    ----------   ------------   ----------
  NET INVESTMENT INCOME........................................     6,226,547       607,806      7,312,902       58,582
                                                                 ------------    ----------   ------------   ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Realized gain on investments:
  Proceeds from sales..........................................   151,321,733     6,432,555    117,675,479    3,305,417
  Cost of securities sold......................................   133,379,836     6,349,567    108,451,982    3,305,357
                                                                 ------------    ----------   ------------   ----------
 Net realized gain on investments..............................    17,941,897        82,988      9,223,497           60

 Unrealized appreciation (depreciation) on investments:
  Beginning of period..........................................    (5,276,008)     (302,098)    (5,263,648)        (284)
  End of period................................................    42,242,635       372,389     24,477,490         (157)
                                                                 ------------    ----------   ------------   ----------
 Net unrealized appreciation on investments during the period..    47,518,643       674,487     29,741,138          127
                                                                 ------------    ----------   ------------   ----------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...............    65,460,540       757,475     38,964,635          187
                                                                 ------------    ----------   ------------   ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................  $ 71,687,087    $1,365,281   $ 46,277,537   $   58,769
                                                                 ============    ==========   ============   ==========

                     See notes to the financial statements.

[LOGO]

 STATEMENTS OF CHANGES IN NET ASSETS                         For the Years Ended
 HORACE MANN FAMILY OF FUNDS                              December 1995 and 1994
================================================================================

                                         GROWTH FUND               INCOME FUND
                                 --------------------------  ------------------------
                                     1995          1994         1995         1994
INCREASE (DECREASE) IN
  NET ASSETS
FROM OPERATIONS:
  Net investment income........  $  6,226,547  $  4,633,805  $   607,806  $   546,558
  Net realized short-term
   gain (loss) on investments..     6,813,495     5,618,163       81,252     (150,531)
  Net realized long-term
   gain on investments.........    11,128,402    11,667,280        1,736       12,149
  Net increase (decrease) in
    unrealized appreciation....    47,518,643   (23,106,773)     674,487     (619,886)
                                 ------------  ------------  -----------  -----------
  CHANGE IN NET ASSETS
    FROM OPERATIONS............    71,687,087    (1,187,525)   1,365,281     (211,710)
                                 ------------  ------------  -----------  -----------

FROM DISTRIBUTIONS
  TO SHAREHOLDERS:
  Net investment income........    (6,197,557)   (4,631,244)    (603,044)    (550,014)
  Net realized short-term
   gain from investment
   transactions................    (6,823,150)   (5,625,272)           -         (293)
  Net realized long-term
   gain from investment
   transactions................   (11,159,155)  (11,689,359)           -         (367)
                                 ------------  ------------  -----------  -----------
  TOTAL DISTRIBUTIONS
    TO SHAREHOLDERS............   (24,179,862)  (21,945,875)    (603,044)    (550,674)
                                 ------------  ------------  -----------  -----------

FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold....    45,758,350    40,423,151    2,091,642    2,121,796
  Net asset value of shares
    issued in reinvestment
    of dividends and capital
    gains distributions........    21,915,300    20,210,696      487,817      443,428
                                 ------------  ------------  -----------  -----------
                                   67,673,650    60,633,847    2,579,459    2,565,224
  Cost of shares redeemed......   (20,184,351)  (13,776,416)  (2,069,527)  (1,952,760)
                                 ------------  ------------  -----------  -----------
  NET INCREASE (DECREASE)
   IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS..........    47,489,299    46,857,431      509,932      612,464
                                 ------------  ------------  -----------  -----------
TOTAL INCREASE
  (DECREASE) IN NET ASSETS.....    94,996,524    23,724,031    1,272,169     (149,920)

NET ASSETS:
  BEGINNING OF PERIOD..........   202,103,290   178,379,259    9,259,354    9,409,274
                                 ============  ============  ===========  ===========
  END OF PERIOD................  $297,099,814  $202,103,290  $10,531,523  $ 9,259,354

Undistributed net
    investment income..........  $     48,210  $     19,220  $     5,639  $       877
                                 ============  ============  ===========  ===========


                                        BALANCED FUND              SHORT-TERM FUND
                                 ---------------------------  -------------------------
                                     1995          1994           1995         1994
   ............................
INCREASE (DECREASE) IN
  NET ASSETS
FROM OPERATIONS:
  Net investment income........  $  7,312,902  $   5,412,433  $    58,582   $    42,191
  Net realized short-term
   gain (loss) on investments..     3,958,147      1,772,739           60           (19)
  Net realized long-term
   gain on investments.........     5,265,350      5,270,846            -             -
  Net increase (decrease) in
    unrealized appreciation....    29,741,138    (14,444,485)         127          (231)
                                 ------------  -------------  -----------   -----------
  CHANGE IN NET ASSETS
    FROM OPERATIONS............    46,277,537     (1,988,467)      58,769        41,941
                                 ------------  -------------  -----------   -----------
FROM DISTRIBUTIONS
  TO SHAREHOLDERS:
  Net investment income........    (7,291,835)    (5,400,025)     (58,578)      (41,965)
  Net realized short-term
   gain from investment
   transactions................    (3,955,981)    (1,781,006)         (39)          (11)
  Net realized long-term
   gain from investment
   transactions................    (5,271,078)    (5,287,975)           -             -
                                 ------------   ------------  -----------   -----------
  TOTAL DISTRIBUTIONS
    TO SHAREHOLDERS............   (16,518,894)   (12,469,006)     (58,617)      (41,976)
                                 ------------   ------------  -----------   -----------

FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold....    40,388,246     42,208,931    7,294,612     4,954,081
  Net asset value of shares
    issued in reinvestment
    of dividends and capital
    gains distributions........    14,186,497     10,650,675       42,523        27,818
                                 ------------   ------------  -----------   -----------
                                   54,574,743     52,859,606    7,337,135     4,981,899
  Cost of shares redeemed......   (16,955,246)    (9,962,967)  (7,445,081)   (4,978,263)
                                 ------------   ------------  -----------   -----------
  NET INCREASE (DECREASE)
   IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS..........    37,619,497     42,896,639     (107,946)        3,636
                                 ------------   ------------  -----------   -----------
TOTAL INCREASE
  (DECREASE) IN NET ASSETS.....    67,378,140     28,439,166     (107,794)        3,601

NET ASSETS:
  BEGINNING OF PERIOD..........   160,814,779    132,375,613    1,113,573     1,109,972
                                 ------------   ------------  -----------   -----------
  END OF PERIOD................  $228,192,919   $160,814,779  $ 1,005,779   $ 1,113,573
                                 ============   ============  ===========   ===========

Undistributed net
    investment income..........  $     65,902   $     44,835  $       543   $       539
                                 ============   ============  ===========   ===========




                     See notes to the financial statements.

[LOGO]


NOTES TO THE FINANCIAL STATEMENTS
HORACE MANN FAMILY OF FUNDS                                  December 31, 1995
==============================================================================

1. BUSINESS ORGANIZATION -- Horace Mann Growth Fund, Inc. ("Growth Fund"), Horace Mann Income Fund, Inc. ("Income Fund"), Horace Mann Balanced Fund, Inc. ("Balanced Fund"), and Horace Mann Short-Term Investment Fund, Inc. ("Short-Term Fund") are open-end, diversified, management investment companies registered under the Investment Company Act of 1940. On January 31, 1983, Income Fund, Balanced Fund and Short-Term Fund each sold 10,000 shares of $.10 par value capital stock to Horace Mann Life Insurance Company ("HMLIC") for $100,000. The funds listed above collectively are referred to as the "Funds".

 FUND INVESTMENT OBJECTIVES:
  A. GROWTH FUND -- primary, long-term capital growth; secondary, conservation of principal and production of income.

  B. INCOME FUND -- primary, maximization of current income consistent with prudent investment risks; secondary, preservation of capital.

  C. BALANCED FUND -- realization of high long-term total rate of return consistent with prudent investment risks.

  D. SHORT-TERM FUND -- primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

2. SIGNIFICANT ACCOUNTING POLICIES:

  A. SECURITY VALUATION -- A security listed or traded on an exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. In the event market quotations would not be available, securities would be valued at fair value as determined in good faith by the Board of Directors; no such securities were owned by the Funds at December 31, 1995.

  B. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income including level yield, premium and discount amortization is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

  C. FEDERAL INCOME TAXES -- Since it is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders, no provision has been made for federal income or excise taxes. Dividends and distributions payable to shareholders are recorded by the Funds on the record date. The Income Fund intends to utilize provisions of the federal income tax laws which allow them to carry realized capital losses forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1995, the Income Fund has accumulated capital loss carry forwards for tax purposes of $55,408 which will expire on December 31, 2002.

[LOGO]

HORACE MANN FAMILY OF FUNDS                                   December 31, 1995
===============================================================================

  D. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. OPERATING POLICIES:

  A. REPURCHASE AGREEMENTS -- The Funds, through their custodian, receive delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. Wellington Management Company, the Funds' investment adviser, is responsible for assuring that the value of these underlying securities remains at least equal to the resale price.

  B. ASSET BACKED SECURITIES -- These securities are secured by installment loans or leases or by revolving lines of credit. They usually include credit enhancements that limit investors exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

  C.  COLLATERALIZED MORTGAGE OBLIGATIONS -- (PAC), (PLANNED AMORTIZATION
      CLASS) -- These securities have a pre-determined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

  D. COMMISSION CREDITS -- Wellington Management Company, the Funds' investment adviser, seeks the best price and execution on each transaction and negotiates commission rates solely on the execution requirements of each trade. Occasionally, they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the funds part of the commissions paid. The use of these commission credits is left to the discretion of the Funds' management.

4. FUND SHARE TRANSACTIONS -- The Funds are registered as diversified, open-end management investment companies under the Investment Company Act of 1940. Shares are presently offered only to the HMLIC Separate Account and the HMLIC 401K Separate Account for the Income Fund, Balanced Fund, and Short-Term Fund. The Growth Fund's shares may be purchased by the separate accounts of HMLIC, by certain tax-qualified trusteed retirement plans, and by the general public in the case of reinvestment of dividends and distributions in accordance with Revenue Ruling 82-55.

[LOGO]

HORACE MANN FAMILY OF FUNDS                                    December 31, 1995
================================================================================
Transactions in capital stock for the years ended December 1995 and 1994 were:

                                        GROWTH FUND            INCOME FUND            BALANCED FUND         SHORT-TERM FUND
                                   ---------------------   -------------------    ---------------------    ------------------
                                      1995       1994        1995       1994        1995        1994         1995      1994
                                   ---------  ----------   --------   --------    ---------   ---------    --------  --------
Shares sold....................    2,225,947   2,003,521    161,927    165,517    2,341,881   2,517,999     709,737   479,077
Shares issued to shareholders
 in reinvestment of dividends
   and distributions...........    1,019,316   1,150,951     37,525     36,891      792,542     700,242       4,257     2,763
Shares redeemed................     (985,932)   (680,037)  (161,458)  (152,384)    (995,005)   (593,492)   (723,887) (481,511)
                                   ---------   ---------   --------   --------    ---------   ---------    --------  --------
Net increase (decrease)........    2,259,331   2,474,435     37,994     50,024    2,139,418   2,624,749      (9,893)      329
                                   =========   =========   ========   ========    =========   =========    ========  ========


5. TRANSACTIONS WITH AFFILIATES -- Horace Mann Educators Corporation ("HMEC") is the parent company of Horace Mann Investors, Inc. ("Investors") and Horace Mann Service Corporation ("HMSC") and indirectly owns HMLIC. Collectively these companies are referred to as Horace Mann.

Pursuant to management agreements between the Funds and Investors, Investors receives a monthly management fee based on a pro rata share from each Fund equal to 0.25% of the aggregate average net assets of the Funds up to $100,000,000 and 0.20% of such assets exceeding that amount. Investors also serves as the principal underwriter and distributor of the HMLIC Separate Account. Investors' management fee is reduced by the amount, if any, that the total annual expenses of any Fund (exclusive of taxes, interest, extraordinary items and brokers' commissions and other charges related to the purchase and sale of portfolio securities) exceed 1.5% of the first $30,000,000 of the average daily net assets and 1% of the average daily net assets in excess of $30,000,000 of that Fund.

The pro rata share is determined by the relative net asset values for each Fund. For the year ended December 31, 1995, the Growth Fund paid $521,885 and the Balanced Fund paid $408,591 for management fees to Investors. During the same period, Investors waived the management fees for the Income Fund and Short-Term Fund.

Investors paid expenses for advisory fees, professional fees, insurance fees, and other taxes and fees for the year ended December 31, 1995 of $14,866 for the Short-Term Fund. Investors paid expenses for pricing of $5,664 for the Income Fund for the year ended December 31, 1995.

Transfer and dividend disbursing agent services are provided by HMSC on a per share basis for the Growth Fund and on a per account basis for the Income, Balanced and Short-Term Funds. The transfer agent fees for the year ended December 31, 1995 were $30,519 for the Growth Fund and $24 each for the Income, Balanced and Short-Term Funds.

Outside directors were compensated $150 per diem for each Board meeting attended. No compensation is paid to interested officers and directors (those who are also officers and/or directors of Horace Mann). For the year ended December 31, 1995, the per diem fees, excluding travel expenses, for outside directors totaled $1,500 for each Fund.

[LOGO]

NOTES TO THE FINANCIAL STATEMENTS (CONCLUDED)
HORACE MANN FAMILY OF FUNDS                                    December 31, 1995
================================================================================

6. TRANSACTIONS WITH INVESTMENT ADVISER -- Pursuant to the investment advisory agreements with Wellington Management Company (WMC), effective November 1, 1993, the adviser receives a fee based on the Funds' monthly average net assets as follows: Growth Fund, 0.400% on the initial $100,000,000, 0.300% on the next $100,000,000 and 0.250% over $200,000,000; Income Fund, 0.250% on the initial
$100,000,000, 0.200% on the next $100,000,000 and 0.150% over $200,000,000;
Balanced Fund, 0.325% on the initial $100,000,000, 0.275% on the next $100,000,000, 0.225% on the next $300,000,000 and 0.200% over $500,000,000;
Short-Term Fund, 0.125% on the initial $100,000,000, 0.100% on the next $100,000,000 and 0.075% over $200,000,000.

7. INVESTMENT TRANSACTIONS -- Investment transactions, excluding short-term investments, for the year ended December 31, 1995 are:

                                                                              GROWTH        INCOME       BALANCED     SHORT-TERM
                                                                               FUND          FUND          FUND          FUND
                                                                           ------------   ----------   ------------   ----------
Purchases................................................................  $177,499,775   $7,964,354   $149,989,796     $   -
                                                                           ============   ==========   ============     =====
Proceeds from sales......................................................  $151,321,733   $6,432,555   $117,675,479     $   -
                                                                           ============   ==========   ============     =====

The following table is based on the difference between cost and market value of securities owned by each Fund at December 31, 1995.

                                                                              GROWTH        INCOME       BALANCED      SHORT-TERM
                                                                               FUND          FUND          FUND           FUND
                                                                            -----------   ----------    -----------    ----------
Aggregate gross unrealized appreciation..................................   $44,954,142    $381,806     $25,965,975      $   9

Aggregate gross unrealized (depreciation)................................    (2,711,507)     (9,417)     (1,488,485)      (166)
                                                                            -----------    --------     -----------      -----

Net unrealized appreciation (depreciation)...............................   $42,242,635    $372,389     $24,477,490      $(157)
                                                                            ===========    ========     ===========      =====

[LOGO] GROWTH FUND
       FINANCIAL HIGHLIGHTS
       =======================================================================

                                                                    Year Ended December 31,
                             ------------------------------------------------------------------------------------------------------
                               1995       1994       1993       1992       1991      1990       1989      1988     1987      1986
                             --------   --------   --------   --------   --------   -------   --------  --------  -------   -------
PER SHARE DATA
--------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................  $  17.64   $  19.85   $  19.49   $  19.15   $  16.64   $ 18.88   $  17.30  $ 16.00   $ 21.29   $ 25.85

 INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Income....      0.52       0.49       0.54       0.53       0.60      0.70       0.56     0.42      0.50      0.49
  Net Gains (Losses) on
   Securities -- realized
   and unrealized..........      5.41      (0.57)      3.32       1.31       3.76     (1.74)      4.58     1.37      0.74      2.28
                             --------   --------   --------   --------   --------   -------   --------  -------   -------   -------

   Total Income (Loss) From
    Investment Operations..      5.93      (0.08)      3.86       1.84       4.36     (1.04)      5.14     1.79      1.24      2.77

 LESS DISTRIBUTIONS:
  From net investment
   income..................      0.49       0.45       0.52       0.51       0.60      0.70       0.62     0.40      0.51      1.17
  From net realized gains..      1.42       1.68       2.98       0.99       1.25      0.50       2.94     0.09      6.02      6.16
                             --------   --------   --------   --------   --------   -------   --------  -------   -------   -------

   Total Distributions.....      1.91       2.13       3.50       1.50       1.85      1.20       3.56     0.49      6.53      7.33
NET ASSET VALUE, END OF
 PERIOD....................  $  21.66   $  17.64   $  19.85   $  19.49   $  19.15   $ 16.64   $  18.88  $ 17.30   $ 16.00   $ 21.29
                             ========   ========   ========   ========   ========   =======   ========  =======   =======   =======
TOTAL RETURN...............     33.67%     (0.35)%    19.74%      9.59%     26.50%    (5.48)%    29.88%   11.23%     6.23%    11.68%

RATIOS/SUPPLEMENTAL DATA
------------------------
 Net Assets (000's omitted),
  End of Period............  $297,100   $202,103   $178,379   $140,257   $124,140   $97,610   $102,956  $86,755   $81,159   $77,630

 Ratio of Expenses
  to Average Net Assets....      0.63%      0.69%      0.69%      0.73%      0.76%     0.78%      0.64%    0.64%     0.67%     0.69%

 Ratio of Net Investment
  Income to Average
  Net Assets...............      2.50%      2.36%      2.48%      2.65%      3.13%     3.86%      2.69%    2.41%     2.06%     1.94%


 Portfolio Turnover Rate...     64.59%     69.42%     47.39%     31.78%     51.01%    52.97%     71.25%   41.57%    86.50%    52.88%

The "Net Investment Income" per share and the "Net gains (losses) on Securities-realized and unrealized" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

The Fund's investment adviser was changed effective November 1, 1989.

The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commission credits.

[LOGO]

INCOME FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                                                         Year Ended December 31,
                                       -------------------------------------------------------------------------------------------
                                         1995      1994     1993     1992     1991     1990     1989      1988      1987     1986
                                       -------   -------   ------   ------   ------   ------   ------   -------   -------   ------
PER SHARE DATA
--------------
NET ASSET VALUE, BEGINNING
 OF PERIOD...........................  $ 12.02   $ 13.06   $12.95   $12.92   $12.26   $12.35   $11.64   $ 11.59   $ 13.96   $13.04
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Income..............     0.80      0.75     0.82     0.94     1.12     1.14     1.04      1.00      1.23     1.44
  Net Gains (Losses) on
   Securities -- realized and
   unrealized........................     0.99     (1.04)    0.23    (0.01)    0.71    (0.21)    0.75     (0.11)    (1.32)    0.71
                                       -------   -------   ------   ------   ------   ------   ------   -------   -------   ------
   Total Income (Loss) From
    Investment Operations............     1.79     (0.29)    1.05     0.93     1.83     0.93     1.79      0.89     (0.09)    2.15
 LESS DISTRIBUTIONS:
  From net investment
   income............................     0.78      0.75     0.75     0.87     1.17     1.02     0.96      0.84      2.28     1.21
  From net realized gains............        -         -     0.19     0.03        -        -     0.12         -         -     0.02
                                       -------   -------   ------   ------   ------   ------   ------   -------   -------   ------
   Total Distributions...............     0.78      0.75     0.94     0.90     1.17     1.02     1.08      0.84      2.28     1.23
NET ASSET VALUE, END OF
 PERIOD..............................  $ 13.03   $ 12.02   $13.06   $12.95   $12.92   $12.26   $12.35   $ 11.64   $ 11.59   $13.96
                                       =======   =======   ======   ======   ======   ======   ======   =======   =======   ======
TOTAL RETURN.........................    14.93%    (2.21)%   8.07%    7.20%   14.93%    7.58%   15.43%     7.64%    (0.62)%  17.33%

RATIOS/SUPPLEMENTAL DATA
------------------------
 Net Assets (000's omitted),
  End of Period......................  $10,532   $ 9,259   $9,409   $7,668   $6,396   $5,552   $4,457   $ 3,390   $ 2,567   $1,170

 Ratio of Expenses
  to Average Net Assets..............     0.62%     0.61%    0.41%    0.19%    0.17%    0.20%    0.29%     0.24%     0.14%    0.03%

 Ratio of Net Investment
  Income to Average
  Net Assets.........................     6.16%     5.85%    5.92%    6.94%    8.62%    8.86%    8.13%     7.97%     7.96%    7.65%

 Portfolio Turnover Rate.............    74.53%   205.35%   74.16%   35.11%   44.82%   62.40%   92.94%   174.32%    53.28%    8.17%

 Ratio to Average Net Assets before
  waived and reimbursed expenses:

 Ratio of Expenses...................     0.88%     0.92%    0.87%    1.21%    1.49%    1.64%    1.52%     0.92%     0.87%    0.60%

 Ratio of Net Investment Income......     5.89%     5.54%    5.46%    5.92%    7.30%    7.42%    6.90%     7.29%     7.23%    7.08%

Certain expenses for the Income Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1995. The investment advisory expenses for the Income Fund were waived by CIGNA Investments from January 1, 1984 through October 31, 1989.

The "Net Investment Income" per share and the "Net gains(losses) on Securities - realized and unrealized" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

The Fund's investment adviser was changed effective November 1, 1989.

The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[LOGO] BALANCED FUND
       FINANCIAL HIGHLIGHTS
       ========================================================================

                                                                       YEAR ENDED DECEMBER 31,
                                   ---------------------------------------------------------------------------------------------
                                     1995      1994       1993     1992     1991     1990      1989     1988     1987     1986
                                   --------  --------   --------  -------  -------  -------   -------  -------  -------   ------
PER SHARE DATA
--------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.......................  $  15.26  $  16.72   $  16.22  $ 15.91  $ 14.19  $ 15.10   $ 13.48  $ 12.71  $ 14.91   $13.71

 INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Income..........      0.67      0.62       0.65     0.66     0.78     0.86      0.77     0.66     1.05     1.18
  Net Gains (Losses) on
   Securities -- realized and
   unrealized....................      3.46     (0.81)      1.87     0.68     2.25    (0.92)     2.77     0.72    (1.20)    1.05
                                   --------  --------   --------  -------  -------  -------   -------  -------  -------   ------
   Total Income (Loss) From
    Investment Operations........      4.13     (0.19)      2.52     1.34     3.03    (0.06)     3.54     1.38    (0.15)    2.23

 LESS DISTRIBUTIONS:
  From net investment
   income........................      0.61      0.55       0.56     0.59     0.74     0.74      0.70     0.61     2.05     0.63
  From net realized gains........      0.78      0.72       1.46     0.44     0.57     0.11      1.22        -        -     0.40
                                   --------  --------   --------  -------  -------  -------   -------  -------  -------   ------
   Total Distributions...........      1.39      1.27       2.02     1.03     1.31     0.85      1.92     0.61     2.05     1.03
NET ASSET VALUE, END OF
 PERIOD..........................  $  18.00  $  15.26   $  16.72  $ 16.22  $ 15.91  $ 14.19   $ 15.10  $ 13.48  $ 12.71   $14.91
                                   ========  ========   ========  =======  =======  =======   =======  =======  =======   ======
TOTAL RETURN.....................     27.12%    (1.12)%    15.46%    8.37%   21.57%   (0.41)%   26.31%   10.57%   (0.87)%  16.79%

RATIOS/SUPPLEMENTAL DATA
------------------------
 Net Assets (000's omitted),
  End of Period..................  $228,193  $160,815   $132,376  $92,463  $72,343  $53,289   $42,214  $29,223  $21,493   $6,974

 Ratio of Expenses
  to Average Net Assets..........      0.59%     0.63%      0.66%    0.71%    0.75%    0.81%     0.72%    0.76%    0.08%    0.03%

 Ratio of Net Investment
  Income to Average
  Net Assets.....................      3.79%     3.59%      3.54%    3.94%    4.96%    5.59%     4.85%    4.81%    5.56%    5.12%

 Portfolio Turnover Rate.........     64.80%   121.82%     52.43%   27.06%   42.09%   47.62%    56.80%   27.68%   84.74%   45.48%

 Ratio to Average Net Assets before
  waived and reimbursed expenses:

 Ratio of Expenses...............      0.59%     0.63%      0.66%    0.71%    0.75%    0.81%     0.72%    0.76%    0.64%    0.61%

 Ratio of Net Investment Income..      3.79%     3.59%      3.54%    3.94%    4.96%    5.59%     4.85%    4.81%    5.00%    4.54%

Expenses for the Balanced Fund were assumed or waived by Horace Mann Investors, Inc. and CIGNA Investments through 1987.

The "Net Investment Income" per share and the "Net gains(losses) on Securities-realized and unrealized" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

The Fund's investment adviser was changed effective November 1, 1989.

The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commission credits.

[LOGO] SHORT-TERM FUND
       FINANCIAL HIGHLIGHTS
       ========================================================================

                                                                          Year Ended December 31,
                                       ---------------------------------------------------------------------------------------
                                        1995     1994     1993     1992     1991     1990     1989     1988     1987     1986
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
PER SHARE DATA
--------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.........................    $10.08   $10.07   $10.09   $10.10   $10.37   $10.73   $10.49   $10.25   $11.17   $11.44

 INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Income............      0.53     0.39     0.26     0.33     0.61     0.85     0.85     0.69     0.65     0.68
  Net Gains (Losses) on
   Securities -- realized and
   unrealized......................         -        -        -        -        -     0.01        -        -        -        -
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   Total Income (Loss) From
    Investment Operations..........      0.53     0.39     0.26     0.33     0.61     0.86     0.85     0.69     0.65     0.68

 LESS DISTRIBUTIONS:
  From net investment
   income..........................      0.61     0.38     0.28     0.34     0.88     1.22     0.60     0.45     1.57     0.95
  From net realized gains..........         -        -        -        -        -        -     0.01        -        -        -
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   Total Distributions.............      0.61     0.38     0.28     0.34     0.88     1.22     0.61     0.45     1.57     0.95
NET ASSET VALUE, END OF
 PERIOD............................    $10.00   $10.08   $10.07   $10.09   $10.10   $10.37   $10.73   $10.49   $10.25   $11.17
                                       ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
TOTAL RETURN.......................      5.25%    3.89%    2.53%    3.30%    5.93%    7.89%    8.27%    6.74%    5.80%    6.26%

RATIOS/SUPPLEMENTAL DATA
------------------------
 Net Assets (000's omitted),
  End of Period....................    $1,006   $1,114   $1,110   $1,131   $1,076   $1,195   $1,175   $1,140   $  852   $  356

 Ratio of Expenses
  to Average Net Assets............      0.84%    0.49%    0.61%    0.51%    0.43%    0.38%    0.46%    0.37%    0.21%    0.14%

 Ratio of Net Investment
  Income to Average
  Net Assets.......................      5.11%    3.78%    2.56%    3.16%    5.88%    7.57%    7.83%    6.50%    5.68%    5.94%

 Portfolio Turnover Rate...........      0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%

 Ratio to Average Net Assets before
  waived and reimbursed expenses:

 Ratio of Expenses.................      2.35%    2.36%    2.42%    3.44%    4.45%    4.46%    3.29%    1.48%    1.53%    0.61%

 Ratio of Net Investment Income....      3.60%    1.91%    0.75%    0.23%    1.86%    3.49%    5.00%    5.39%    4.36%    5.47%

Certain expenses for the Short-Term Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1995. The investment advisory expenses for the Short-Term Investment Fund were waived by CIGNA Investments from January 1, 1984 through October 31, 1989.

The "Net Investment Income" per share and the "Net gains(losses) on Securities - realized and unrealized" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

The Fund's investment adviser was changed effective November 1, 1989.

The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

INDEPENDENT AUDITORS' REPORT
==============================================================================


The Board of Directors and Shareholders of
  Horace Mann Growth Fund, Inc.
  Horace Mann Income Fund, Inc.
  Horace Mann Balanced Fund, Inc.
  Horace Mann Short-Term Investment Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Horace Mann Growth Fund, Inc., Horace Mann Income Fund, Inc., Horace Mann Balanced Fund, Inc., and Horace Mann Short-Term Investment Fund, Inc. (the "Funds") as of December 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the eight years ended December 31, 1993 were audited by other auditors whose report thereon dated January 21, 1994, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 1995, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                       KPMG Peat Marwick LLP


Chicago, Illinois
January 26, 1996

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

HORACE MANN FUNDS
P.O. Box 4657
Springfield, IL 62708-4657
1-800-999-1030








Business Manager
HORACE MANN INVESTORS, INC.
One Horace Mann Plaza
Springfield, IL 62715-0001

IA-004388 (2/96)

Life, Health, Homeowners, Annuity Auto and Group Insurance
[logo]
1 Horace Mann Plaza
Springfield, Illinois 62715-0001
217-789-2500


Dear Valued Customer:

I appreciate your confidence in Horace Mann Life Insurance Company and your continuing participation in our retirement annuity program.

For the year ended December 31, 1995, the total annual return of your variable annuity contract was at least 31.9%, bringing the average annual return for the five- and ten-year periods then ended to at least 15.6% and 12.1%, respectively. These returns reflect the performance of your underlying investment in the Horace Mann Growth Fund, Inc., less separate account charges for mortality and expense risk, which vary depending on the year your contract was issued.

For more information about the Growth Fund, please read the enclosed Horace Mann Family of Funds' Annual Report. If you have questions about the Growth Fund, Horace Mann Life Insurance Company Separate Account B Annual Report or your variable annuity contract, please call your Horace Mann representative or our toll-free number, 1 (800) 999-1030.

SINCERELY,

/s/ Paul J. Kardos

PAUL J. KARDOS
PRESIDENT AND CHIEF EXECUTIVE OFFICER
THE HORACE MANN COMPANIES

[LOGO]
STATEMENT OF NET ASSETS
HORACE MANN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B


                                                               December 31, 1995

ASSETS

Investments at market value
 Horace Mann Growth Fund, Inc.
  1,016,244 shares @ $21.66 (cost $19,468,843)...................  $ 22,011,845
                                                                   ============

NET ASSETS

Net Assets (Indefinite units authorized)
 Active Contract Owners
  Horace Mann Growth Fund, Inc.
   952,536 account units @ $21.66................  $20,631,930

Retired Contract Owners
 Horace Mann Growth Fund, Inc.
  63,708 account units @ $21.66..................    1,379,915
                                                   -----------
TOTAL NET ASSETS.................................................  $ 22,011,845
                                                                   ============



                    See notes to the financial statements.

[LOGO]
STATEMENT OF OPERATIONS
HORACE MANN LIFE INSURANCE COMPANY                           For the Year Ended
SEPARATE ACCOUNT B                                           December 31, 1995


INVESTMENT INCOME

     Dividend income distribution..................................  $  456,484
                                                                     ----------
     Net investment income.........................................     456,484
                                                                     ----------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS

     Capital gains distribution....................................   1,323,991
     Net realized gain on sale of investments......................     123,232
     Net unrealized appreciation on investments....................   3,836,729
                                                                     ----------

        Net gain on investments....................................   5,283,952
                                                                     ----------

        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......  $5,740,436
                                                                     ==========




                     See notes to the financial statements.

[LOGO]
STATEMENTS OF CHANGES IN NET ASSETS
HORACE MANN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B


                                                             For the Years Ended
                                                      December 31, 1995 and 1994
================================================================================


                                                                         1995           1994
                                                                     -------------  ------------
OPERATIONS
 Net investment income.............................................   $   456,484   $   402,723
 Capital gains distribution........................................     1,323,991     1,506,584
 Net realized gain on sale of investments..........................       123,232        91,026
 Net unrealized appreciation (depreciation) on investments.........     3,836,729    (2,045,449)
                                                                      -----------   -----------

  Net increase (decrease) in net assets resulting from operations..     5,740,436       (45,116)
                                                                      -----------   -----------

CONTRACT OWNERS' TRANSACTIONS

 Gross stipulated payments received................................       131,379       161,327
 Sales and administrative expenses (Note 1)........................        (4,178)       (4,843)
                                                                      -----------   -----------

 Net consideration received on annuity contracts...................       127,201       156,484
 Net transfer to fixed accumulation account........................      (283,040)     (308,104)
 Payments to Contract Owners.......................................    (1,093,460)     (825,534)
 Mortality and expense risk charge (Note 1)........................       (78,557)      (72,694)
 Mortality guarantee adjustment....................................       (31,598)        8,716
                                                                      -----------   -----------

  Net decrease in net assets
   resulting from Contract Owners' transactions....................    (1,359,454)   (1,041,132)
                                                                      -----------   -----------

  TOTAL INCREASE (DECREASE) IN NET ASSETS..........................     4,380,982    (1,086,248)

NET ASSETS, BEGINNING OF YEAR......................................    17,630,863    18,717,111

                                                                      -----------   -----------
NET ASSETS, END OF YEAR                                               $22,011,845   $17,630,863
                                                                      ===========   ===========



                     See notes to the financial statements.

[LOGO]
NOTES TO THE FINANCIAL STATEMENTS
HORACE MANN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B


                                                               December 31, 1995
===============================================================================

1. NATURE OF SEPARATE ACCOUNT - Horace Mann Life Insurance Company Separate Account B ("the Account"), registered as a unit investment trust under the Investment Company Act of 1940, is used to fund variable annuity contracts. All assets are invested in shares of the Horace Mann Growth Fund, Inc. ("the Fund").

Certain specified amounts, as described in the annuity contracts, are paid to Horace Mann Life Insurance Company ("HMLIC") to cover death benefits and administrative expenses. In addition, an annual mortality and expense risk charge up to .60% of the net variable account value is deducted from the Contract Owner's account, depending on year of issue of the contract.

2. SIGNIFICANT ACCOUNTING POLICIES - The investments in the Fund are valued at market ("net asset value"). The Account owns approximately 7% of the Fund. Distributions from the Fund are recorded on the ex-dividend date. Realized gains and losses are determined on the basis of average cost of shares owned for each Contract Owner.

3. FEDERAL INCOME TAXES - Investment income of the Account is included in the tax return of HMLIC; however, no tax accrues on income attributable to tax-deferred annuities which comprise the majority of the Account contracts.

4. PURCHASES AND SALES OF HORACE MANN FUND SHARES - During the year ended December 31, 1995, purchases and proceeds from sales of Fund shares were as follows:

                                                           1995
                                                  ----------------------
                                                     ACTIVE      RETIRED
                                                  ----------    --------
Purchases.......................................  $2,092,173    $259,141
                                                  ==========    ========
Sales...........................................  $1,723,255    $207,038
                                                  ==========    ========

5. CHANGE IN CONTRACT OWNERS' ACCOUNT UNITS

                                                           1995                  1994
                                                  ----------------------   -----------------
                                                    ACTIVE      RETIRED    ACTIVE    RETIRED
                                                  ----------   ---------   -------   -------
Account units outstanding at beginning of year..     938,043      61,439   880,378   62,549
Net consideration received......................       6,305       7,223     7,734    2,216
Dividend distributions..........................      74,655       5,187    98,384    6,648
Net transfers to fixed accumulation account.....     (14,421)         --   (15,366)      --
Payments to Contract Owners.....................     (52,046)    (10,141)  (33,087)  (9,974)
                                                  ----------    --------   -------   ------
Account units outstanding at end of year........     952,536      63,708   938,043   61,439
                                                  ==========    ========   =======   ======

6. NET ASSETS - At December 31, 1995, net assets of $22,011,845 were comprised of the cost of mutual fund shares to Contract Owners of $19,468,843 and the adjustment for appreciation to market value of $2,543,002.

INDEPENDENT AUDITORS' REPORT
===============================================================================

The Contract Owners of
Horace Mann Life Insurance Company
Separate Account B and
the Board of Directors of
Horace Mann Life Insurance Company:


We have audited the accompanying statement of net assets of Horace Mann Life Insurance Company Separate Account B as of December 31, 1995, and the related statement of operations for the year then ended and statements of changes in net assets for each of the years in the two year period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1995 by correspondence with the Horace Mann Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Horace Mann Life Insurance Company Separate Account B as of December 31, 1995, and the results of its operations for the year then ended and changes in its net assets for each of the years in the two year period ended December 31, 1995, in conformity with generally accepted accounting principles.


                                                    KPMG Peat Marwick LLP

Chicago, Illinois
January 26, 1996

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

                                             [LOGO]
                                             ANNUAL REPORT
                                             DECEMBER 31, 1995

                                             HORACE MANN LIFE INSURANCE COMPANY
                                             SEPARATE ACCOUNT B


--------------------------------------------

 This report is submitted for the general information of owners of Horace Mann
 Life Insurance Company Separate
 Account B contracts. The report is not
 authorized for distribution to prospective purchasers of variable annuity contracts.

--------------------------------------------


HORACE MANN LIFE INSURANCE COMPANY
P.O. Box 4657
Springfield, Illinois 62708-4657
1-800-999-1030




                   IA-004274(2/96)